SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /x/

     Pre-Effective Amendment No. ----

     Post-Effective Amendment No. 36
                                 ----
                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/


     Amendment No.  36
                   ----
                       (Check appropriate box or boxes.)

 COUNTRYWIDE STRATEGIC TRUST
-----------------------------
(Exact name of Registrant as Specified in Charter)

FILE NOS. 811-3651 and 2-80859
------------------------------
312 Walnut Street, 21st Floor, Cincinnati, Ohio  45202
------------------------------------------------------
(Address of Principal Executive Offices)      Zip Code

Registrant's Telephone Number, including Area Code (513) 629-2000
-----------------------------------------------------------------
Robert H. Leshner, 312 Walnut Street, 21st Floor,
-------------------------------------------------
Cincinnati, Ohio 45202
-----------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/X/  on August 1, 1998 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)
/ /  on (date) pursuant to paragraph (a) of Rule 485

Registrant registered an indefinite number of securities under Rule 24f-2 by filing Registrant's initial registration statement effective April 14, 1983. Pursuant to paragraph (b)(1) of Rule 24f-2, Registrant filed a Rule 24f-2 Notice for the fiscal year ended March 31, 1998 on June 29, 1998.

TOTAL NUMBER OF PAGES:
EXHIBIT INDEX ON PAGE:

                          COUNTRYWIDE STRATEGIC TRUST
                           ------------------------
                                 FORM N-1A
                           CROSS REFERENCE SHEET
                          ----------------------

ITEM                          SECTION IN PROSPECTUS
----                          ---------------------
1...........................  Cover Page
2...........................  Expense Information
3...........................  Financial Highlights, Performance
                              Information
4...........................  Operation of the Funds, Investment
                              Objectives and Policies
5...........................  Operation of the Funds, Financial
                              Highlights
6...........................  Cover Page, Dividends and Distributions,
                              Taxes, Operation of the Funds
7...........................  How to Purchase Shares, Shareholder
                              Services, Exchange Privilege, Operation
                              of the Funds,  Calculation of Share
                              Price and Public Offering Price,
                              Distribution Plan(s), Application
8...........................  How to Redeem Shares, Shareholder
                              Services
9...........................  None

                              SECTION IN STATEMENT OF
ITEM                          ADDITIONAL INFORMATION
----                          -----------------------
10..........................  Cover Page
11..........................  Table of Contents
12..........................  The Trust
13..........................  Definitions, Policies and Risk
                              Considerations, Investment Limitations,
                              Portfolio Turnover
14..........................  Trustees and Officers
15..........................  Principal Security Holders
16..........................  The Investment Adviser and Underwriter,
                              Mastrapasqua & Associates, Distribution Plans,
                              Custodian, Auditors, Transfer Agent
17..........................  Securities Transactions
18..........................  The Trust
19..........................  Calculation of Share Price and Public
                              Offering Price, Other Purchase
                              Information, Redemption in Kind
20..........................  Taxes
21..........................  The Investment Adviser and Underwriter
22..........................  Historical Performance Information
23..........................  Annual Report

                                                               PROSPECTUS
                                                               August 1, 1998

                           COUNTRYWIDE STRATEGIC TRUST
                          312 WALNUT STREET, 21ST FLOOR
                           CINCINNATI, OHIO 45202-4094

                                   EQUITY FUND
                                  UTILITY FUND

         The Equity Fund and the Utility Fund (individually a "Fund" and collectively the "Funds") are two separate series of Countrywide Strategic Trust.

         The EQUITY FUND seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks.

         The UTILITY FUND seeks a high level of current income by investing primarily in securities of public utilities. Capital appreciation is a secondary objective.

         Each Fund offers two classes of shares: Class A shares (sold subject to a maximum 4% front-end sales load and a 12b-1 fee of up to .25% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that
(i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and
(iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         Countrywide Investments, Inc. (the "Adviser") manages the Funds' investments and their business affairs.

         This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 1, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
--------------------------------------------------------------------------------
For Information or Assistance in Opening an Account, Please Call:
Nationwide (Toll-Free) . . . . . . . . . . . . . . . 800-543-0407
Cincinnati . . . . . . . . . . . . . . . . . . . . . 513-629-2050
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
--------------------                               Class A            Class C
Shareholder Transaction Expenses                    Shares            Shares
---------------------------------                  --------           -------
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price). . . . . . . .   4%                None
Maximum Contingent Deferred Sales Load
(as a percentage of original purchase price) . . . None*                 1%
Sales Load Imposed on Reinvested Dividends . . . . None                None
Exchange Fee . . . . . . . . . . . . . . . . . . . None                None
Redemption Fee . . . . . . . . . . . . . . . . . . None**              None**

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
** A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)


                                         Equity Fund       Utility Fund
                                         ------------      -------------
                                       Class A Class C   Class A Class C
                                       Shares  Shares    Shares  Shares
                                       ------  ------    ------- --------
Management Fees                         .75%    .75%      .75%    .75%
12b-1 Fees(A)                           .10%    .44%      .12%    .41%
Other Expenses                          .40%    .81%      .38%    .84%
                                        -----  -----      ----   ----
Total Fund Operating Expenses           1.25%  2.00%     1.25%   2.00%
                                        =====  =====     =====   =====

(A) Class A shares may incur 12b-1 fees in an amount up to .25% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                       Class A    Class C
                                                       Shares      Shares
                                                       -------     ------
                                     1 Year            $ 52        $ 30
                                     3 Years             78          63
                                     5 Years            106         108
                                    10 Years            185         233

FINANCIAL HIGHLIGHTS
--------------------
  The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of March 31, 1998 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

EQUITY FUND - CLASS A
                                                Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                                     Period
                                                                Years Ended March 31,                 Ended
                                                                                                    March 31,
                                                      1998        1997        1996        1995       1994(A)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $  13.76    $  12.45    $   9.84    $   9.26     $ 10.02
                                                  ----------   ---------   ----------   ---------  ----------

Income from investment operations:
   Net investment income........................        0.09        0.12        0.13        0.15        0.08
   Net realized and unrealized gains (losses) on
   investments                                          5.76        1.35        2.60        0.59       (0.34 )
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        5.85        1.47        2.73        0.74       (0.26 )
                                                  ----------   ---------   ----------   ---------  ----------

Less distributions:
   Dividends from net investment income.........      (0.08)     (0.12)        (0.12)     (0.16 )      (0.08 )
   Distributions from net realized gains........      (0.15)     (0.04)           --          --       (0.42 )
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................      (0.23)     (0.16)        (0.12)     (0.16 )      (0.50 )
                                                  ----------   ---------   ----------   ---------  ----------

Net asset value at end of period................    $ 19.38    $ 13.76     $   12.45    $  9.84     $  9.26
                                                  ==========   =========   ==========   =========  ==========

Total return(B) ................................      42.74%      11.82%       27.90%      8.07%      (3.98%)(E)
                                                  ==========   =========   ==========   =========  ==========

Net assets at end of period (000's).............    $ 38,336    $ 14,983    $  8,502    $  4,300     $ 3,346
                                                  ==========   =========   ==========   =========  ==========

Ratio of net expenses to average net assets(C)         1.25%       1.25%       1.25%       1.25%       1.24% (E)

Ratio of net investment income to average net assets   0.53%       0.91%       1.06%       1.57%       0.82% (E)

Portfolio turnover rate.........................          7%         38%         38%        159%        109% (E)

Average commission rate per share(D) ...........    $ 0.1017    $ 0.1199          --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
(A) Represents the period from date of public offering (August 2, 1993) through March 31, 1994.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been
    1.43%, 2.02%, 1.94% and 2.04%(E) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.
(D) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(E) Annualized.

EQUITY FUND - CLASS C
                                                Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                                     Period
                                                                Years Ended March 31,                 Ended
                                                                                                    March 31,
                                                      1998        1997        1996        1995       1994(A)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..........    $  13.77    $  12.46    $   9.86    $   9.26     $ 10.00
                                                  ----------   ---------   ----------   ---------  ----------

Income from investment operations:
   Net investment income (loss).................     (0.03 )       0.02        0.05        0.10        0.03
   Net realized and unrealized gains (losses) on
   investments                                         5.75        1.35        2.60        0.57       (0.32   )
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        5.72        1.37        2.65        0.67      (0.29 )
                                                  ----------   ---------   ----------   ---------  ----------

Less distributions:
   Dividends from net investment income.........          --      (0.02)     (0.05)        (0.07 )    (0.03 )
   Distributions from net realized gains........      (0.15)      (0.04)        --            --      (0.42 )
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................      (0.15)      (0.06)     (0.05)        (0.07 )    (0.45 )
                                                  ----------   ---------   ----------   ---------  ----------

Net asset value at end of period................    $  19.34    $  13.77   $ 12.46      $   9.86   $   9.26
                                                  ==========   =========   ==========   =========  ==========

Total return(B) ................................      41.63%      11.01%      26.90%      7.32%      (3.58%)(E)
                                                  ==========   =========   ==========   =========  ==========

Net assets at end of period (000's).............    $  3,862    $  2,770    $  2,436    $  1,995     $ 5,857
                                                  ==========   =========   ==========   =========  ==========

Ratio of net expenses to average net assets(C)         2.00%       2.00%       2.00%        2.00%     1.94% (E)

Ratio of net investment income (loss) to average
net assets                                            (0.18% )     0.15%        0.38%      0.68%      0.58% (E)

Portfolio turnover rate.........................          7%         38%          38%       159%       109% (E)

Average commission rate per share(D) ...........    $ 0.1017    $ 0.1199          --          --        --
-----------------------------------------------------------------------------------------------------------------------------------
(A) Represents the period from date of public offering (June 7, 1993) through March 31, 1994.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been
    2.14%, 2.70%, 2.50% and 2.33%(E) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.
(D) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(E) Annualized.

UTILITY FUND - CLASS A
                                                       Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                        Period
                                                                        Year Ended March 31,                            Ended
                                            ------------------------------------------------------------------------    March 31,
                                            1998     1997      1996       1995       1994     1993      1992     1991    1990(A)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.....$12.44  $12.24     $10.47    $ 10.52   $ 11.34   $ 10.58   $ 10.01   $ 9.75     $ 9.53
                                           ------  --------   --------- --------- --------- --------- --------- ---------  -------
Income from investment operations:
   Net investment income.....................0.43    0.46       0.47       0.43      0.37      0.48      0.51     0.61       0.43
   Net realized and unrealized gains (losses)
     on investments..........................4.56    0.22       1.77      (0.05)    (0.59)     1.62      0.75     0.30       0.22
                                            -----  ---------   -------  --------- --------- -------     -------   -----     ------
Total from investment operations.............4.99    0.68       2.24       0.38     (0.22)     2.10      1.26     0.91       0.65
                                            -----   ------    ------    ------      -----    ------     ----      -----     ----
Less distributions:
   Dividends from net investment income(B)  (0.43)  (0.46)     (0.47)    (0.43)     (0.37)    (0.48)   (0.51)    (0.61)    (0.43)
   Distributions from net realized gains(B) (0.24)  (0.02)        --       --       (0.23)    (0.86)   (0.18)    (0.04)       --
                                            -----  -------    --------   -------   -------   -------   ------    -------   ------
Total distributions.........................(0.67)  (0.48)     (0.47)    (0.43)     (0.60)    (1.34)   (0.69)    (0.65)    (0.43)
                                            ------  ------     ------    ------     ------    ------   ------    ------    ------

Net asset value at end of period...........$16.76   $12.44     $12.24   $ 10.47   $  10.52  $  11.34  $ 10.58   $ 10.01   $  9.75
                                           ======   =======   =======   =======      =====    ======    =====     ======   ======

Total return(C) ........................... 40.92    5.61%       21.65%     3.68%    ( 2.11%)   20.64%   11.84%     9.23%   8.56%(F)
                                           ======    =====       ======     =====    ========   ======   ======     ======  ======

Net assets at end of period (000's).......$42,463   $ 36,087     $40,424  $40,012   $ 40,373  $ 42,051  $29,398   $11,214   $ 5,752
                                          =======   ========     =======  =======   ========  ========  =======   =======    ======

Ratio of expenses to average net assets(D)  1.25%    1.25%        1.25%     1.25%      1.25%     1.40%    1.63%    1.80%    0.57%(F)

Ratio of net investment income to
    average net assets(D) ..................3.03%    3.65%        3.97%      4.06%     3.32%     4.41%    4.83%    6.25%    6.87%(F)

Portfolio turnover rate........................0%       3%          11%        17%       91%      137%      33%      61%     119%(F)

Average commission rate per share(E)....... 0.0985  $ 0.1200

-----------------------------------------------------------------------------------------------------------------------------------
(A) Represents the period from the initial public offering of shares (August 15, 1989) through March 31, 1990.
(B) For the periods ended prior to March 31, 1993, the per share data was calculated using average shares outstanding throughout each period, whereas for the years ended March 31, 1993 and thereafter, the per share data was calculated based upon actual distributions. Actual distributions per share based upon the actual number of shares outstanding on the ex-dividend dates of distributions amounted to $.48, $.57, and $.29 from net investment income for the periods ended March 31, 1992, 1991 and
    1990, respectively, and $.13 and $.03 from net realized capital gains for the years ended March 31, 1992 and 1991, respectively.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been
    1.91% and 2.79%(F) for the periods ended March 31, 1991 and 1990, respectively.
(E) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(F) Annualized.

UTILITY FUND - CLASS C
                                                 Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                                     Period
                                                                Years Ended March 31,                 Ended
                                                                                                    March 31,
                                                      1998        1997        1996        1995       1994(A)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..........    $  12.43    $  12.23    $  10.46    $  10.51     $ 11.55
                                                  ----------   ---------   ----------   ---------  ----------
Income from investment operations:
   Net investment income........................        0.31        0.35        0.37        0.35        0.23
   Net realized and unrealized gains (losses) on
   investments                                          4.57        0.24        1.78       (0.04 )     (0.81 )
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        4.88        0.59        2.15        0.31      (0.58 )
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.33)      (0.37)      (0.38)      (0.36 )    (0.23 )
   Distributions from net realized gains........       (0.24)      (0.02)         --          --      (0.23 )
                                                   ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.57)      (0.39)      (0.38)      (0.36 )    (0.46 )
                                                   ----------   ---------   ----------   ---------  ----------

Net asset value at end of period................    $  16.74    $  12.43    $  12.23    $  10.46    $ 10.51
                                                   ==========   =========   ==========   =========  ==========

Total return(B) ................................       39.91%       4.82%      20.78%       3.00%     (7.89%)(D)
                                                   ==========   =========   ==========   =========  ==========

Net assets at end of period (000's).............    $  3,597    $  3,099    $  3,686    $  3,599     $ 1,742
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets ........       2.00%       2.00%       2.00%       2.00%       2.00% (D)


Ratio of net investment income to average net assets   2.28%       2.89%       3.19%       3.41%       2.19% (D)


Portfolio turnover rate.........................          0%          3%         11%         17%         91% (D)


Average commission rate per share(C)  ..........    $ 0.0985    $ 0.1200          --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
(A) Represents the period from date of public offering (August 2, 1993) through March 31, 1994.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(D) Annualized.

INVESTMENT OBJECTIVES AND POLICIES
-----------------------------------
  The Equity Fund and the Utility Fund are two series of Countrywide Strategic Trust (the "Trust"), each with its own portfolio and investment objective(s). Neither Fund is intended to be a complete investment program, and there is no assurance that the investment objectives of either Fund can be achieved. Each Fund's investment objectives may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

  Equity Fund
  -------------
  The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. Under normal circumstances, at least 65% of the Fund's total assets will be invested in common stocks. However, the Fund may, in seeking its investment objective, invest in securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants) which are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or unrated securities determined by the Adviser to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB, and the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. The Fund will invest in securities of companies having at least three years operating history.

  The Adviser, in selecting securities for purchase, will employ a quantitative screening strategy, searching for securities which the Adviser believes offer above market growth at below market pricing. The Adviser attempts to isolate such securities, out of its current database of approximately 1,600 securities which meet its specific criteria, based upon the following characteristics: low relative price-earnings ratio valuation; consistent profitability; positive earnings estimate trends; positive market trends; and price neglect.

  The Fund may from time to time invest a portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

  Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. As a result, the yield and net asset value of the Fund will fluctuate.

  The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. To the extent that the Fund invests in such securities, such investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely.

  When the Adviser believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements collateralized by U.S. Government obligations. The Fund may, in seeking its objective, temporarily invest all or a portion of its assets in long-term U.S. Treasury obligations.

  Utility Fund
  ------------
  The Utility Fund seeks a high level of current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in securities of public utilities. The Fund may invest in any type of security; however, under normal circumstances, at least 65% of its total assets will be invested in securities of public utilities.

  Under normal market conditions, the Fund will invest primarily in common, preferred and convertible preferred stocks of public utilities that currently pay dividends. The Fund may also invest in investment grade bonds of public utilities. The Fund may purchase preferred stocks and bonds which are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or unrated securities determined by the Adviser to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB, and the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. The public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption. The Fund may invest in any combination of public utility companies. The Fund will invest in securities of companies having at least three years operating history.

  Historically, equity securities of public utilities have generated higher yields than have equity securities of companies in other industries. The public utilities industry has shown a tendency for steady increases in dividends because the industry's profits have not been eroded by competition to the same extent as other industries. In selecting securities for the Fund, the Adviser will attempt to purchase stocks of public utilities exhibiting the following characteristics: above average dividend yield; strong potential for dividend increases; positive cash flow; improving fundamentals; stable financial condition; and reasonable growth potential.

  Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the yield and net asset value of the Fund will fluctuate.

  In addition, the Fund will be subject to the risks associated with the public utility industry, including rate regulation by governmental agencies, which may result in difficulties in obtaining an adequate return on invested capital, in passing on cost increases and in financing large construction projects. Public utilities furnishing power or other energy related services may encounter difficulties in obtaining fuel at reasonable prices, shortages of fuel, energy conservation measures, restrictions on operations and increased costs and delays attributable to licensing and environmental considerations and the special risks of constructing and operating nuclear power generating facilities or other specialized types of facilities. The Fund will limit its investments so that it will not be a public utility holding company or acquire public utility company securities in violation of the Public Utility Holding Company Act of 1935.

  For defensive purposes, the Fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements collateralized by U.S. Government obligations. The Fund may, in seeking its objective, temporarily invest all or a portion of its assets in long-term U.S. Treasury obligations.

  The Utility Fund may also engage in the following investment techniques, each of which may involve certain risks:

  FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets at the time of purchase in securities of foreign issuers. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts. American Depository Receipts are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Where investments in foreign securities are made in currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Foreign investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely. The Fund will not invest in securities of foreign issuers which are not listed on a recognized domestic or foreign exchange.

  OPTIONS. The Fund may write (sell) exchange-listed call options on securities it owns to earn premium income. When the Fund writes a call option, it may terminate its obligation by purchasing a call option on the same security in a closing transaction. For hedging purposes, the Fund may also purchase exchange-listed put and call options on U.S. Government obligations and exchange-listed put and call options on interest rate futures contracts (and sell such options in closing transactions). The aggregate premiums paid for all options held at any time by the Fund will not exceed 20% of the value of the Fund's net assets.

  Transactions in options involve special risks. The Fund may not be able to enter into a closing transaction to cancel its obligations with respect to the options it has written or purchased. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying security is limited.

  In addition to the risks which apply to all options transactions, there are specific risks relating to options on U.S. Government obligations. Due to the nature of the market for options on U.S. Government obligations, new expirations for options on a particular issue held by the Fund may not be available, in which case the Fund's ability to hedge its portfolio may be limited. Options on interest rate futures contracts also involve additional risks. For example, changes in the value of the underlying futures contract will not be fully reflected in the value of the purchased option. Furthermore, if the Fund engages in option transactions as part of its hedging strategy, there is the possibility of imperfect correlation between the movements in prices of the hedging position and the position being hedged. If a hedge is not fully effective for any reason including imperfect correlation, the Fund would have been in a better position if no hedge had been made. In particular, the Fund's ability to hedge with options on interest rate futures contracts may be impaired due to distortion in the anticipated offsetting movements resulting from differences in the nature of the market involved. Such differences include differences in the applicable margin requirements, the liquidity of the markets and the extent of the participation of speculators in the markets. The success of any hedge will depend upon the Adviser's ability to predict the future direction of stock prices or interest rates and incorrect predictions by the Adviser may have an adverse effect on the Fund. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks.

  Additional Investment Information
  ---------------------------------
  U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan
Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements are transactions by which a

Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Board of Trustees' judgment, most creditworthy primary U.S. Government securities dealers. Each Fund will only enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% (with respect to the Utility Fund) or 15% (with respect to the Equity Fund) of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

  BORROWING AND PLEDGING. Each Fund may borrow money from banks or other persons. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described below. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

   The Equity Fund may borrow money in an amount not exceeding 10% of its total assets as a temporary measure for extraordinary or emergency purposes and may pledge assets in connection with borrowings, but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

  The Utility Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

  LENDING PORTFOLIO SECURITIES. Each Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Funds' Custodian in an amount at least equal to the market value of the loaned securities. Although each Fund does have the ability to make loans of all of its portfolio securities, it is the present intention of each Fund, which may be changed without shareholder approval, to limit the amount of loans of portfolio securities to no more than 25% of its net assets.

  PORTFOLIO TURNOVER. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, each Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. The portfolio turnover of the Funds may be greater than that of many other mutual funds. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
----------------------
  Your initial investment in either Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). However, the minimum initial investment in Class A shares of either Fund for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Equity Fund" or the "Utility Fund," whichever is applicable. An account application is included in this Prospectus.

  The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

  Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

  Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

  OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

  After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Funds over a period of years and permits the automatic reinvestment of dividends and distributions of the Funds in additional shares without a sales load.

  Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the applicable Fund.

  Under the Open Account Program, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free
800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

  Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Funds to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

Sales Load Alternatives
-----------------------
  Each Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of a Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee. See "Distribution Plans." Shares of the Utility Fund purchased prior to August 1, 1993 are Class A shares. Shares of the Equity Fund purchased prior to August 1, 1993 are Class C shares.

  The Funds' alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares and other relevant circumstances.

Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Funds with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

  As an illustration, investors who qualify for significantly reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

  Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 4% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 5 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 5 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

  In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds of Countrywide Investments during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

Class A Shares
---------------
  Class A shares of each Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

  The public offering price of Class A shares of each Fund is the next determined net asset value per share plus a sales load as shown in the following table.
                                                             Dealer
                                                          Reallowance
                                      Sales Load as % of:     as % of
                                      Public    Net          Public
                                      Offering  Amount      Offering
Amount of Investment                  Price     Invested      Price
--------------------                 -------   --------       -----
Less than $100,000                    4.00%      4.17%        3.60%
$100,000 but less than $250,000       3.50       3.63         3.30
$250,000 but less than $500,000       2.50       2.56         2.30
$500,000 but less than $1,000,000     2.00       2.04         1.80
$1,000,000 or more                    None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply with respect to Class A shares if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Funds may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.

         For initial purchases of Class A shares of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. You may purchase Class A shares of either Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of Class A shares of the Funds. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the applicable Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A shares of the Funds at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

         In addition, Class A shares of the Funds may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers and financial planners may also purchase Class A shares of the Funds at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Funds at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such Class A shares of the Funds held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege".

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the minimum initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

Class C Shares
--------------
         Class C shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

         A contingent deferred sales load is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

         Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

                  Year Since Purchase    Contingent Deferred
                  Payment was Made             Sales Load
                  -----------------       ---------------------
                     First Year                    1%
                     Thereafter                   None

         In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

         The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

         All sales loads  imposed on  redemptions  are paid to the Adviser.  The
Adviser   intends  to  pay  a  commission  of  1%  of  the  purchase  amount  to participating brokers at the time the investor purchases Class C shares.

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         -------------------------
         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares of the Funds while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         Tax-Deferred Retirement Plans
         -----------------------------
         Shares of either Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         Direct Deposit Plans
         --------------------
         Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

         Automatic Investment Plan
         -------------------------
         You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

         InvestPlus Plan
         ----------------
         If you are a Countrywide Home Loans mortgage holder, you may make investments in either Fund by including your investment with your monthly mortgage payment. You may write one check for the total amount.

         Reinvestment Privilege
         ----------------------
         If you have redeemed shares of either Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of either Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         If your instructions request a redemption by wire, you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         If a certificate for the shares was issued to you, you will not be permitted to exchange shares by telephone or to use the automatic withdrawal plan as to those shares. In order to redeem such shares, the certificate must be delivered to the Transfer Agent, or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

         A contingent deferred sales load may apply to a redemption of Class C shares or to a redemption of certain Class A shares purchased at net asset value. See "How to Purchase Shares."

         Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

         The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
-------------------
         Shares of either Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Class A shares of the Funds which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         Class C shares of the Funds, as well as Class A shares of the Funds subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust            Countrywide Strategic Trust
-------------------------             ----------------------------
 Tax-Free Money Fund                  *Equity Fund
 Ohio Tax-Free Money Fund             *Utility Fund
 California Tax-Free Money Fund       *Growth/Value Fund
 Florida Tax-Free Money Fund          *Aggressive Growth Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund
*Kentucky Tax-Free Fund
                                       Countrywide Investment Trust
                                       ----------------------------
                                       Short Term Government Income Fund
                                       Institutional Government Income Fund
                                       Money Market Fund
                                      *Intermediate Bond Fund
                                      *Intermediate Term Government Income Fund
                                      *Adjustable Rate U.S. Government
                                            Securities Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
         Each Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

         Distributions are paid according to one of the following options:

         Share Option -    income distributions and capital gains
                           distributions reinvested in additional
                           shares.

         Income Option -   income distributions and short-term capital
                           gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option -     income distributions and capital
                           gains distributions paid in cash.

         You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

         An investor who has received in cash any dividend or capital gains distribution from either Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
         Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

         Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Funds are taxable events on which a shareholder may realize a gain or loss.

         The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS
----------------------
         The Funds are diversified series of Countrywide Strategic Trust, an open-end management investment company organized as a Massachusetts business trust on November 18, 1982. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Funds' investments and their business affairs. The Adviser was organized in 1974 and is also the investment adviser to two other series of the Trust, six series of Countrywide Investment Trust and seven series of Countrywide Tax-Free Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Each Fund pays the Adviser a fee equal to the annual rate of .75% of the average value of its daily net assets up to $200 million; .7% of such assets from $200 million to $500 million; and .5% of such assets in excess of $500 million.

         Susan Flischel, Chief Investment Officer-Equity of the Adviser, is primarily responsible for managing the portfolio of each Fund. Ms. Flischel has been employed by the Adviser and affiliated companies in various capacities since 1986 and has been managing the portfolio of the Utility Fund since July 1993 and the portfolio of the Equity Fund since March 1995.

          The Adviser serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Angelo R. Mozilo, Robert H. Leshner, Robert G. Dorsey and John F. Splain are officers of both the Trust and the Adviser.

         The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Funds. The Transfer Agent receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Funds) pays the Transfer Agent a fee for these administrative services.

         Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLANS
------------------
         CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted a plan of distribution (the "Class A Plan") under which Class A shares may directly incur or reimburse the Adviser for certain distribution- related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer
Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Pursuant to the Class A Plan, the Funds may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class A shares. For the fiscal year ended March 31, 1998, Class A shares of the Utility Fund and the Equity Fund paid $37,977 and $22,178, respectively, to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of each Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

         CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of a Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of such shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per annum of a Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Pursuant to the Class C Plan, the Funds may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class C shares. For the fiscal year ended March 31, 1998, Class C shares of the Utility Fund and the Equity Fund paid $12,023 and $13,822, respectively, to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class C Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

         GENERAL. Pursuant to the Plans, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

         The National Association of Securities Dealers places certain limitations on asset-based sales charges of mutual funds. These limitations require fund-level accounting in which all sales charges -- front-end load, 12b-1 fees or contingent deferred load -- terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         Each Fund's portfolio securities are valued as follows: (i) securities which are traded on stock exchanges are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
         From time to time, each Fund may advertise its "average annual total return." Each Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         The "average annual total return" of a Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and, for Class A shares, the deduction of the current maximum sales load from the initial investment. A Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

         The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and the Standard & Poor's Utility Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Funds' performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) or by writing to the Trust at the address on the front of this Prospectus.


                                                                          ACCOUNT NO. ____________________
Account Application (Check appropriate Fund)                                           (For Fund Use Only)

[]  Equity Fund Class A Shares (29)       $_________________                    FOR BROKER/DEALER USE ONLY
[]  Equity Fund Class C Shares (28)                                             Firm Name: ____________________________
[]  Utility Fund Class A Shares (25)      $_________________                    Home Office Address: ___________________
[]  Utility Fund Class C Shares (20)                                            Branch Address: ________________________
                                                                                Rep Name & No.: ________________________
Please mail account application to:                                             Rep Signature: _________________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

========================================================================================================================

[]  Check or draft enclosed payable to the applicable Fund designated above.

[]  Bank Wire From:  __________________________________________________________________________________________________________

[]  Exchange From:  ______________________________________________________________________________________________________________
                     (Fund Name)                                                                (Fund Account Number)

Account Name                                                                                S.S. #/Tax I.D.#

_________________________________________________________________________________________  _____________________________
Name of Individual, Corporation, Organization, or Minor, etc.                             (In case of custodial account
                                                                                             please list minor's S.S.#)

_______________________________________________________________________________________________  Citizenship:  []  U.S.
Name of Joint Tenant, Partner, Custodian                                                                       []  Other

Address                                                                                              Phone

_____________________________________________________________________________________________  (  )______________________
Street or P.O. Box                                                                                    Business Phone

____________________________________________________________________________________________  (   )_______________________
City                                                       State       Zip                            Home Phone

Check Appropriate Box:        [] Individual      [] Joint Tenant (Right of survivorship presumed)
                              [] Partnership     [] Corporation    [] Trust     [] Custodial     [] Non-Profit  [] Other

Occupation and Employer Name/Address______________________________________________________________________________________________

Are you an associated person of an NASD member?   []  Yes   []   No

========================================================================================================================

TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties  of perjury I certify that the Taxpayer  Identification  Number  listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.  Check box if appropriate:

[] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

======================================================================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[]  Share Option  --  Income distributions and capital gains distributions automatically reinvested in additional shares.

[]  Income Option  --  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

[]  Cash Option  --  Income distributions and capital gains distributions paid in cash.
                     [ ] By Check  [ ] By ACH to my bank checking or savings account.  Please attach a voided check.
========================================================================================================================

REDUCED SALES CHARGES (CLASS A SHARES ONLY)
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                      Account Number/Name                                                    Account Number/Name

_______________________________________________________          _______________________________________________________

_______________________________________________________          _______________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

[] l agree to the Letter of Intent in the current Prospectus of Countrywide Stategic Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning _________________
19_______
(Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of Countrywide Investments.
 at least equal to (check appropriate box):

                  [] $100,000                [] $250,000                 [] $500,000                [] $1,000,000
========================================================================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Strategic Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.



__________________________________________________             ___________________________________________________
Signature of Individual Owner, Corporate Officer,
Trustee, etc.                                                     Signature of Joint Owner, if Any




___________________________________________________            ____________________________________________________
Title of Corporate Officer, Trustee, etc.                                         Date

              NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
               Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

=========================================================================================================================

AUTOMATIC INVESTMENT PLAN (Complete for Investments Into the Fund(s))
The Automatic Investment Plan is available for all established accounts of Countrywide Strategic Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month.
For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ ______________ per month in the (check the appropriate Fund.)     ABA Routing Number__________________________

              [] Equity Fund         []  Utility  Fund                            FI Account Number________________________________

                                                                                []  Checking Account       []  Savings Account

----------------------------------------------------------------------
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                []  the last business day of each month
_________________________________________________________________               []  the 15th day of each month
City                                   State                                    []  both the 15th and last business day


X______________________________________________________          X__________________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)                (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

     Please attach a voided check from your checking account or a voided deposit/withdrawal slip from your savings account for the Automatic Investment Plan.

Indemnification to Depositor's Bank
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Funds on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days written notice from either party to the other.

========================================================================================================================

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))
This is an authorization for you to withdraw  $_________ from my mutual fund account beginning the last business day of the month of __________________.

Please Indicate Withdrawal Schedule (Check One):

[]  Monthly -- Withdrawals will be made on the last business day of each month.
[]  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[]  Annually -- Please make withdrawals on the last business day of the month of:_____________________.

Please Select Payment Method (Check One):

[]  Exchange:  Please  exchange  the  withdrawal  proceeds  into  another Countrywide account  number:_ _-- _ _ _ _--_
[]  Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[]  ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
    I understand that the transfer will be completed in two to three business days and that there is no charge.
[]  Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided check for ACH or bank wire

___________________________________________________________________________________________________________________________
                                  Bank Name                                      Bank Address


___________________________________________________________________________________________________________________________
                                    Bank ABA#                              Account #                  Account Name

[]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee__________________________________________________________________________________________________________________

Please send to:________________________________________________________________________________________________________________
                Street address                                      City                 State            Zip
========================================================================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Strategic Trust (the Trust) and that

________________________________________________________________________________________________________________________

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                                             Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


________________________________________________________________________________________________________________________
                                (Name of Organization)

incorporated or formed under the laws

of__________________________________________________________________________________________
                                                                (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                  Name                                                              Title

     __________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


Witness my hand and seal of the corporation or organization this_______________________day of_______________________________________, 19_______


___________________________________________________       _________________________________________________________
                  *Secretary-Clerk                                     Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


Countrywide Strategic Trust
---------------------------
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

Board of Trustees
------------------
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

Investment Adviser
------------------
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

Transfer Agent
--------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Countrywide Always Line
------------------------
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

                               TABLE OF CONTENTS


                                                                          PAGE

EXPENSE INFORMATION............................................................

FINANCIAL HIGHLIGHTS ..........................................................

INVESTMENT OBJECTIVES AND POLICIES.............................................

HOW TO PURCHASE SHARES........................................................

SHAREHOLDER SERVICES...........................................................

HOW TO REDEEM SHARES...........................................................

EXCHANGE PRIVILEGE ...........................................................

DIVIDENDS AND DISTRIBUTIONS...................................................

TAXES.........................................................................

OPERATION OF THE FUNDS ........................................................

DISTRIBUTION PLANS ............................................................

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE...........................

PERFORMANCE INFORMATION........................................................


         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                                 PROSPECTUS
                                                                 August 1, 1998

                           COUNTRYWIDE STRATEGIC TRUST
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                GROWTH/VALUE FUND
                             AGGRESSIVE GROWTH FUND

         The Growth/Value Fund and the Aggressive Growth Fund (individually a "Fund" and collectively the "Funds") are two separate series of Countrywide Strategic Trust.

         The GROWTH/VALUE FUND seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth.

         The  AGGRESSIVE  GROWTH  FUND  seeks  long-term  capital   appreciation
primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes.

         EACH FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUNDS MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         Mastrapasqua & Associates, Inc. (the "Adviser") manages the Funds' investments under the supervision of Countrywide Investments, Inc.
(the "Manager").  See "Operation of the Funds."

    Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on August 29, 1997, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical.

     This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 1, 1998 has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
-------------------------------------------------------------------------------
For Information or Assistance in Opening an Account, Please Call:
Nationwide (Toll-Free) . . . . . . . . . . . . . . . 800-543-0407
Cincinnati . . . . . . . . . . . . . . . . . . . . . 513-629-2050
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
--------------------
Shareholder Transaction Expenses
--------------------------------
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price). . . . . . . .   4%
Maximum Contingent Deferred Sales Load
(as a percentage of original purchase price) . . . None*
Sales Load Imposed on Reinvested Dividends . . . . None
Exchange Fee . . . . . . . . . . . . . . . . . . . None
Redemption Fee . . . . . . . . . . . . . . . . . . None**

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Manager to a participating unaffiliated dealer.
** A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See
      "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------
                                               Growth/Value      Aggressive
                                                    Fund         Growth Fund
                                               ------------      ------------
Management Fees                                     1.00%         1.00%
12b-1 Fees(A)                                        .24%          .21%
Other Expenses                                       .42%          .74%
                                                    -----         -----
Total Fund Operating Expenses                       1.66%         1.95%
                                                    =====         =====

(A) Each Fund may incur 12b-1 fees in an amount up to .25% of its average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred by the Funds during the most recent fiscal year. The Manager will, until at least August 31, 1999, waive fees and reimburse expenses to the extent necessary to limit total operating expenses to 1.95% of each Fund's average net assets. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                  Growth/Value     Aggressive
                                     Fund         Growth Fund
                                  ------------    -----------
                       1 Year       $56              $ 59
                       3 Years       90                99
                       5 Years      127               141
                      10 Years      229               258

FINANCIAL HIGHLIGHTS
---------------------
         The following audited financial information for the Funds for the fiscal periods ended August 31, 1997 and thereafter has been audited by Arthur Andersen LLP, independent auditors, and should be read in conjunction with the financial statements. The audited financial information for the fiscal period ended August 31, 1996 was audited by other independent accountants. The financial statements as of March 31, 1998 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

GROWTH/VALUE FUND
                                                 Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                             Seven Months         Year             Period
                                                                 Ended            Ended             Ended
                                                               March 31,       August 31,        August 31,
                                                                1998(A)           1997             1996(B)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..................   $        15.90     $      11.18     $       10.00
                                                           --------------    --------------   ---------------
Income from investment operations:
   Net investment loss..................................            (0.08)           (0.13 )           (0.06)(C)
   Net realized and unrealized gains on investments.....             1.05             5.39              1.24
                                                           --------------    --------------   ---------------
Total from investment operations........................             0.97             5.26              1.18

                                                           --------------    --------------   ---------------
Less distributions:
   Distributions from net realized gains................            (0.57)           (0.54 )              --

                                                            --------------    --------------   ---------------
Net asset value at end of period........................   $        16.30     $      15.90     $       11.18
                                                           ==============    ==============   ===============

Total return(D) ........................................            6.43%           47.11%            11.80%
                                                           ==============    ==============   ===============

Net assets at end of period (000's).....................   $       28,649     $     26,778     $      15,108
                                                           ==============    ==============   ===============
Ratio of net expenses to average net assets(E) .........            1.66%(F)        1.95%             1.95% (F)

Ratio of net investment loss to average net assets......          (0.91%)(F)        (1.03% )         (0.62%) (F)

Portfolio turnover rate.................................             62% (F)           52%              21%

Average commission rate per share.......................   $      0.0600     $      0.0554     $      0.0700
-----------------------------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to
    August 31, 1997, was changed to March 31.
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers  and/or  expense  reimbursements,  the ratio of expenses to average net assets  would have been 2.83%(F) for the period ended August 31, 1996.
(F) Annualized.


AGGRESSIVE GROWTH FUND
                                                 Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                             Seven Months         Year             Period
                                                                 Ended            Ended             Ended
                                                               March 31,       August 31,        August 31,
                                                                1998(A)           1997             1996(B)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..................   $        16.29     $      10.95     $       10.00
                                                           --------------    --------------   ---------------

Income from investment operations:
   Net investment loss..................................           (0.15)           (0.17 )           (0.11)(C)
   Net realized and unrealized gains on investments.....           (0.33)            5.54              1.06
                                                           --------------    --------------   ---------------
Total from investment operations........................           (0.48)            5.37              0.95
                                                           --------------    --------------   ---------------

Less distributions:
   Distributions from net realized gains................               --           (0.03 )                --
                                                           --------------    --------------   ---------------

Net asset value at end of period........................   $        15.81     $      16.29     $       10.95
                                                           ==============    ==============   ===============

Total return(D) ........................................          (2.95%)            49.09%              9.50%
                                                           ==============    ==============   ===============

Net assets at end of period (000's).....................   $       15,495     $     13,984     $       6,550
                                                           ==============    ==============   ===============

Ratio of net expenses to average net assets(E) .........           1.95% (F)         1.94%            1.95% (F)

Ratio of net investment loss to average net assets......          (1.66%)(F)        (1.57% )         (1.26%)(F)

Portfolio turnover rate.................................              40% (F)          51%               16%

Average commission rate per share.......................   $       0.0600     $     0.0534     $      0.0800
-----------------------------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to
    August 31, 1997, was changed to March 31.
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.62% and
    5.05%(F) for the periods ended August 31, 1997 and 1996, respectively.
(F) Annualized.

                                                    - 4 -

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------
         The investment objectives and policies of each Fund are described below. Specific investment techniques that may be employed by the Funds are also described in this Prospectus and in the Statement of Additional Information. While each Fund's objective is fundamental and can only be changed by vote of the majority of the outstanding shares of a particular Fund, the Board of Trustees of the Trust reserves the right to change any of the investment policies, strategies or practices of either Fund without shareholder approval, except in those instances where shareholder approval is expressly required.

         The GROWTH/VALUE FUND seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not yet reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which, in the opinion of the Adviser, are expected to achieve growth of investment principal over time. The investment style is to focus on companies that have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3-to-5 year period. It is anticipated that the average stock holding period will be within an 18 to 36 month time frame. Of course, changes in fundamental outlook and market conditions can alter these time horizons materially.

         It is anticipated that common stocks will be the principal form of investment by the Growth/Value Fund. The Fund's portfolio is comprised of securities of two basic categories of companies: (1) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings/cash flow and to have excellent prospects for outstanding future growth, and (2) "earnings/cash flow acceleration" companies, which Fund management believes are either currently enjoying or are projected to enjoy a dramatic increase in earnings and/or cash flow. Investments will largely be made in companies of greater than $750 million capitalization. The Fund will invest no more than 10% of its assets in companies with market capitalization of less than $750 million at the time of purchase.

         The  AGGRESSIVE  GROWTH  FUND  seeks  long-term  capital   appreciation
primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds, options and warrants of companies which, in the opinion of the Adviser, are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase). In addition, up to 15% of the Fund's assets may be invested in illiquid investments or in private companies whose common shares are not actively traded on any national or regional exchange.

         The investment style of the Aggressive Growth Fund is to focus on companies that have an excellent prospect for earnings cash flow growth over a 3 to 5 year period. Of course, changes in fundamental outlook and market conditions can alter potential returns substantially. It is intended that the Aggressive Growth Fund will assume a more expanded risk profile than will be the case with the Growth/Value Fund. While this could result in above-average appreciation, there is no assurance that this will in fact be the case and the potential exists for above-average depreciation.

         It is anticipated that common stocks will be the principal form of investment by the Aggressive Growth Fund. The Fund's portfolio is comprised of securities of two basic categories of companies: (1) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings/cash flow and to have excellent prospects for future growth, and (2) "earnings/cash flow acceleration" companies, which Fund management believes are either currently enjoying or are projected to enjoy a dramatic increase in earnings and/or cash flow. Investments will largely be made in companies of varying sizes, even those with less than $750 million capitalization.

         Additionally, the Aggressive Growth Fund may invest a maximum of 20% of its assets, and the Growth/Value Fund may invest a maximum of 30% of its assets, in fixed-income securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P") or, if unrated, deemed to be of comparable quality by the Adviser. The fixed-income securities in which the Funds may invest include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers.

         The Adviser will be particularly interested in growth companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings/cash flow. As a result of this policy, the market prices of many of the securities purchased and held by the Funds may fluctuate widely. Any income received from securities held by the Funds will be incidental, and an investor should not consider a purchase of shares of the Funds as equivalent to a complete investment program.

OTHER INVESTMENT PRACTICES
--------------------------
SECURITIES LENDING. In order to generate additional income, the Funds may, from time to time, lend their portfolio securities to broker-dealers, banks or institutional borrowers of securities. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Funds will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, the Funds intend to terminate the loan and regain the right to vote if this is considered important with respect to the investment. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees.

BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge their assets to secure such borrowings. Additionally, the Aggressive Growth Fund may borrow for purposes of leveraging. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the federal tax status of the Funds or their dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Aggressive Growth Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Aggressive Growth Fund's costs, including the interest on borrowings or if there are losses, the net asset value of such Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as leverage.

         The Investment Company Act of 1940 (the "1940 Act") requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so.

         In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

SHORT-TERM  TRADING.  The Aggressive  Growth Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Aggressive Growth Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Aggressive Growth Fund and its transaction costs.

WHEN-ISSUED SECURITIES. Each of the Funds may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Funds will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a "when-issued" basis, the Funds' custodian will set aside, in a segregated account, cash or liquid portfolio securities equal to the amount of the commitment. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the Adviser's ability to manage it might be adversely affected. The Funds do not intend to purchase "when-issued" securities for speculative purposes, but only for the purpose of acquiring portfolio securities.

VARIABLE AND FLOATING RATE SECURITIES. Each of the Funds may acquire variable and floating rate securities, subject to each Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the
readjustment   of  its  interest  rate  on  set  dates  and  which,   upon  such
readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund's money is invested. Each Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 100% of the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily by the Adviser and as the value of instruments declines, the Funds will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Funds may incur a loss. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Funds would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. Repurchase agreements are considered by the staff of the Commission to be loans by the Funds.

REVERSE REPURCHASE AGREEMENTS. The Aggressive Growth Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account cash or liquid portfolio securities having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

CONVERTIBLE SECURITIES. The Funds may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Funds may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Funds may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Funds may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Funds may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objective.

         Convertible securities are bonds, debentures, notes, preferred stock or other securities which may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer, but only after a date and under certain circumstances (including a specified price) established on issue. Adjustable rate preferred stocks are preferred stocks which adjust their dividend rates quarterly based on specified relationships to certain indices of U.S. Treasury securities. A Fund may continue to hold securities obtained as a result of the conversion of convertible securities held by the Fund when the Adviser believes retaining such securities is consistent with the Fund's investment objective.

LOWER-RATED SECURITIES. The Aggressive Growth Fund may invest up to 20% of its assets, and the Growth/Value Fund may invest up to 10% of its assets in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including debt securities, convertible securities and preferred stocks and unrated fixed-income securities. Lower rated fixed-income securities, commonly referred to as "junk bonds," are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated fixed-income securities. See "Risk Factors of Lower Rated Fixed-Income Securities" below for a discussion of certain risks.

         Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by S&P. The Funds may invest in any security which is rated by Moody's or by S&P, or in any unrated security which the

Adviser determines is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services descriptions of these rating categories, including the speculative characteristics of the lower categories, are set forth in the Statement of Additional Information.

         Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the Adviser will consider security ratings when making investment decisions in the high yield market, it will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services. The Adviser's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

ADRS. The Funds may invest in foreign securities through the purchase of American Depository Receipts but will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by a Fund would exceed 10% of the value of the total assets of the Fund. Investment in foreign securities is subject to special risks, such as future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher.

WARRANTS. The Funds may invest in warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Warrants may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

SHORT-TERM OBLIGATIONS. With respect to each Fund there may be times when, in the opinion of the Adviser, adverse market conditions exist, including any period during which it believes that the return on certain money market type instruments would be more favorable than that obtainable through a Fund's normal investment programs. Accordingly, for temporary defensive purposes, each Fund may hold up to 100% of its total assets in cash and/or short-term obligations. To the extent that a Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high-grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity.

OPTIONS. The Aggressive Growth Fund may engage in writing put and call options from time to time as the Adviser deems to be appropriate. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out a written call option position, the Fund will enter into a "closing purchase transaction"-the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, the Fund effects a closing purchase transaction so as to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. The Fund seeks to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

         The Aggressive Growth Fund may purchase put options from time to time as the Adviser deems to be appropriate. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund has no intention of investing more than 5% of its assets in put options.

FUTURES CONTRACTS. The Aggressive Growth Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         The Fund may enter into futures contracts in an effort to hedge against market risks and in anticipation of future purchases or sales of securities. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to repurchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets.

         Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

ZERO COUPON BONDS. The Growth/Value Fund is permitted to purchase zero coupon securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, federal income tax law requires the Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

RECEIPTS. The Growth/Value Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid investments (that cannot be readily sold within seven days), including restricted securities which do not meet the criteria for liquidity established by the Board of Trustees. The Adviser, under the supervision of the Board of Trustees and the Manager, determines the liquidity of a Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted securities are securities which cannot be sold to the public without registration under the Securities Act of 1933. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

PRIVATE PLACEMENT INVESTMENTS. The Aggressive Growth Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

         The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Commission set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The staff of the Commission has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The Trustees have delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board of Trustees. The Trustees will continue to monitor and periodically review the Adviser's selection of Rule 144A and Section 4(2) commercial paper as well as any determinations as to their liquidity.

RISK FACTORS OF LOWER RATED FIXED-INCOME SECURITIES

     Lower quality fixed-income securities generally produce a higher current yield than do fixed-income securities of higher ratings. However, these fixed-income securities are considered speculative because they involve greater price volatility and risk than do higher rated fixed-income securities and yields on these fixed-income securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated fixed-income securities tend to react differently than the values of higher rated fixed-income securities. The prices of lower rated fixed-income securities are less sensitive to changes in interest rates than higher rated fixed-income securities. Conversely, lower rated fixed-income securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated fixed-income securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated fixed-income securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other fixed-income securities in a Fund's portfolio, the net asset value of the Fund will be negatively affected. Moreover, as the market for lower rated fixed-income securities is a relatively new one, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated fixed-income securities and disrupting the market for such securities. Fixed-income securities purchased by a Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to fixed-income securities rated Caa or lower by Moody's or CCC or lower by S&P. Unrated fixed-income securities generally carry the same risks as do lower rated fixed-income securities.

         Lower rated fixed-income securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated fixed-income securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated fixed-income securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund to sell lower rated fixed-income securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of a Fund to value lower rated fixed-income securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

         Because investors may perceive that there are greater risks associated with the lower rated fixed-income securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for fixed-income securities with a higher rating. Changes in perception of issuer's creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market, resulting in greater yield and price volatility. The speculative characteristics of lower rated fixed-income securities are set forth in the Statement of Additional Information.

         The Adviser believes that the risks of investing in such high yielding, fixed-income securities may be minimized through careful analysis of prospective issuers. Although the opinion of ratings services such as Moody's and S&P is considered in selecting portfolio securities, they evaluate the safety of principal and the interest payments of the security, not their market value risk. Additionally, credit rating agencies may experience slight delays in updating ratings to reflect current events. The Adviser relies, primarily, on its own credit analysis. This may suggest, however, that the achievement of a Fund's investment objective is more dependent on the Adviser's proprietary credit analysis, than is otherwise the case for a fund that invests exclusively in higher quality fixed-income securities.

         Once the rating of a portfolio security or the quality determination ascribed by the Adviser to an unrated fixed-income security has been downgraded, the Adviser will consider all circumstances deemed relevant in determining whether to continue to hold the security, but in no event will a Fund retain such security if it would cause the Fund to have 35% or more of the value of its net assets invested in fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or if unrated, are judged by the Adviser to be of comparable quality.

         The Funds may also invest in unrated fixed-income securities. Unrated fixed-income securities are not necessarily of lower quality than rated fixed-income securities, but they may not be attractive to as many buyers.

         There is no minimum rating standard for a Fund's investments in the high yield market; therefore, a Fund may at times invest in fixed-income securities not currently paying interest or in default. The Funds will invest in such fixed-income securities where the Adviser perceives a substantial opportunity to realize a Fund's objective based on its analysis of the underlying financial condition of the issuer. It is not, however, the current intention of either Fund to make such investments.

         These limitations and the policies discussed in this Prospectus are considered and applied by the Adviser at the time of purchase of an investment; the sale of securities by a Fund is not required in the event of a subsequent change in circumstances.

OTHER RISK FACTORS

         The portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Fund's shareholders.

         Particular   portfolio   securities  and  yields  will  differ  due  to
differences in the types of investments permitted, cash flow, and the availability of particular portfolio investments. Market conditions and interest rates may affect the types and yields of securities held in each Fund. The investment objective of each Fund is fundamental and may be changed only by a vote of a majority of the outstanding shares of that Fund. There can be, of course, no assurance that a Fund will achieve its investment objective. Changes in prevailing interest rates may affect the yield, and possibly the net asset value, of a Fund.

         Each Fund is classified as a "non-diversified" investment company under the 1940 Act. Each Fund also intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of each Fund, at least 50% of its assets must consist of (i) cash and U.S. Government securities and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If a Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. Each Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more a Fund invests in the securities of specific issuers, the more that Fund is exposed to risks associated with investments in those issuers.

HOW TO PURCHASE SHARES
----------------------
         Your initial investment in either Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Manager"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Growth/ Value Fund" or the "Aggressive Growth Fund," whichever is applicable. An account application is included in this Prospectus.

         Shares of each Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Manager by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Manager by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of shares of each Fund is the next determined net asset value per share plus a sales load as shown in the following table.

                                                        Dealer
                                                        Reallowance
                                 Sales Load as % of:   as % of
                                  Public      Net       Public
                                  Offering   Amount    Offering
Amount of Investment              Price     Invested    Price
--------------------              -------   --------   ------
Less than $100,000                 4.00%      4.17%      3.60%
$100,000 but less than $250,000    3.50%      3.63%      3.30%
$250,000 but less than $500,000    2.50%      2.56%      2.30%
$500,000 but less than $1,000,000  2.00%      2.04%      1.80%
$1,000,000 or more                 None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply if a commission was paid by the Manager to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Manager may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Funds may be deemed to be underwriters under the Securities Act of 1933. The Manager retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.

         For initial purchases of $1,000,000 or more and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Manager to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of shares of the Funds may be aggregated with concurrent purchases of shares of other funds of Countrywide Investments. Dealers should contact the Manager concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Shares" below.

     In addition to the compensation otherwise paid to securities dealers, the Manager may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds of Countrywide Investments during a specified period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Funds over a period of years and permits the automatic reinvestment of dividends and distributions of the Funds in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the applicable Fund.

         Under the Open Account Program, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Funds to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Manager with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Manager pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Manager are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. You may purchase shares of either Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Manager. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of shares of the Funds. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the applicable Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Funds at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

         In addition, shares of the Funds may be purchased at net asset value by broker-dealers who have a sales agreement with the Manager, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers and financial planners may also purchase shares of the Funds at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Manager. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Funds at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales load is imposed upon certain redemptions of shares of the Funds (or shares into which such shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Manager and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Manager and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such shares of the Funds held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Manager reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         -------------------------
         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Funds while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         Tax-Deferred Retirement Plans
         -----------------------------
         Shares of either Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         Direct Deposit Plans
         --------------------
         Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

         Automatic Investment Plan
         -------------------------
         You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

         InvestPlus Plan
         ----------------
         If you are a Countrywide Home Loans mortgage holder, you may make monthly investments in either Fund by including your investment with your mortgage payment. You may write one check for the total amount.

         Reinvestment Privilege
         ----------------------
         If you have redeemed shares of either Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of either Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         If your instructions request a redemption by wire, you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         A contingent deferred sales load may apply to a redemption of certain shares purchased at net asset value. See "How to Purchase Shares."

         Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

         The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of either Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Shares of the Funds which are not subject to a contingent deferred sales load may be exchanged for shares of any other fund (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         Shares of the Funds subject to a contingent deferred sales load may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust              Countrywide Strategic Trust
--------------------------              ----------------------------
 Tax-Free Money Fund                    *Equity Fund
 Ohio Tax-Free Money Fund               *Utility Fund
 California Tax-Free Money Fund         *Growth/Value Fund
 Florida Tax-Free Money Fund            *Aggressive Growth Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund              Countrywide Investment Trust
*Kentucky Tax-Free Fund                  ------------------------------
                                         Short Term Government Income Fund
                                         Institutional Government Income Fund
                                         Money Market Fund
                                        *Intermediate Bond Fund
                                        *Intermediate Term Government Income
                                              Fund
                                        *Adjustable Rate U.S. Government
                                              Securities Fund

     You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

     Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
     Each Fund expects to distribute substantially all of its net investment income and any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions are paid according to one of the following options:

         Share Option -     income distributions and capital gains
                            distributions reinvested in additional
                            shares.

         Income Option -    income distributions and short-term capital
                            gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option -      income distributions and capital
                            gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

         An investor who has received in cash any dividend or capital gains distribution from either Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
         Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

         Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Funds are taxable events on which a shareholder may realize a gain or loss.

         The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS
----------------------
         The Funds are non-diversified series of Countrywide Strategic Trust, an open-end management investment company organized as a Massachusetts business trust on November 18, 1982. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Manager"), to provide general investment supervisory services to the Funds and to manage the Funds' business affairs. The Manager was organized in 1974 and is also the investment adviser to two other series of the Trust, six series of Countrywide Investment Trust and seven series of Countrywide Tax-Free Trust. The Manager is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Each Fund pays the Manager a fee equal to the annual rate of 1.00% of the average value of its daily net assets up to $50 million; .90% of such assets from $50 million to $100 million; .80% of such assets from $100 million to $200 million; and .75% of such assets in excess of $200 million.

         The Manager serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Angelo R. Mozilo, Robert H. Leshner, Robert G. Dorsey and John F. Splain are officers of both the Trust and the Manager.

        Mastrapasqua & Associates, Inc. (the "Adviser"), 814 Church Street, Nashville, Tennessee 37203, has been retained by the Manager to manage the Funds' investments. The Adviser was organized in 1993 and provides investment advisory services to institutions and individual investors. The Manager (not the Funds) pays the Adviser a fee equal to the annual rate of .60% of the average value of each Fund's daily net assets up to $50 million; .50% of such assets from $50 million to $100 million; .40% of such assets from $100 to $200 million; and .35% of such assets in excess of $200 million.

         Frank Mastrapasqua, Ph.D, Chairman and Chief Executive Officer of the Adviser, and Thomas A. Trantum, President of the Adviser, are primarily responsible for managing the portfolios of each Fund. They were also responsible for managing the portfolios of the Predecessor Funds. Mr. Mastrapasqua founded the Adviser in 1993, prior to which he was Director of Research and Chief Investment Strategist and a partner at J.C. Bradford &
Co. Mr. Trantum was previously Senior Security Analyst and a partner at J.C. Bradford & Co.

     The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Funds. The Transfer Agent receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Manager to assist the Manager in providing administrative services to the Funds. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Commission and state securities authorities. The Manager (not the Funds) pays the Transfer Agent a fee for these administrative services.

         Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Manager or the Adviser.

         Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the 1940 Act or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

         Trans Financial Bank, N.A., P.O. Box 90001, Bowling Green, Kentucky, may be deemed to control each Fund by virtue of the fact that it owns of record more than 25% of each Fund's shares as of the date of this Prospectus.

DISTRIBUTION PLAN
-----------------
         Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a plan of distribution (the "Plan") under which the Funds may directly incur or reimburse the Manager for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' shares.

         Pursuant to the Plan, the Funds may make payments to dealers and other persons, including the Manager and its affiliates, who may be advising investors regarding the purchase, sale or retention of Fund shares. For the fiscal period ended March 31, 1998, the Growth/Value Fund and the Aggressive Growth Fund paid $28,000 and $12,000, respectively, to the Manager to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         The annual limitation for payment of expenses pursuant to the Plan is .25% of each Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Manager after the date the Plan terminates.

         Pursuant to the Plan, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

         The National Association of Securities Dealers places certain limitations on asset-based sales charges of mutual funds. These limitations require fund-level accounting in which all sales charges -- front-end load, 12b-1 fees or contingent deferred load -- terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         On each day that the Trust is open for business, the public offering price (net asset value plus applicable sales load) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         Each Fund's portfolio securities are valued as follows: (i) securities which are traded on stock exchanges are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
         From time to time, each Fund may advertise its "average annual total return." Each Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

         The "average annual total return" of a Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment. A Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

         The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc.

("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Standard & Poor's 500 Stock Index or the NASDAQ Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Funds' performance is contained in the annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                                         ACCOUNT NO. ____________________
Account Application (Check appropriate Fund)                                           (For Fund Use Only)

[]  Growth/Value Fund (91)                $_________________                    FOR BROKER/DEALER USE ONLY
                                                                                Firm Name: ____________________________
[]  Aggressive Growth Fund (92)           $_________________                    Home Office Address: ___________________
                                                                                Branch Address: ________________________
                                                                                Rep Name & No.: ________________________
Please mail account application to:                                             Rep Signature: _________________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

===============================================================================================================================
[ ]  Check or draft enclosed payable to the applicable Fund designated above.

[ ]  Bank Wire From:  _________________________________________________________________________________________

[ ]  Exchange From:  __________________________________________________________________________________________
                     (Fund Name)                                                      (Fund Account Number)

Account Name                                                                                S.S. #/Tax I.D.#

_________________________________________________________________________________________  _____________________________
Name of Individual, Corporation, Organization, or Minor, etc.                             (In case of custodial account
                                                                                             please list minor's S.S.#)

_______________________________________________________________________________________________  Citizenship:  []  U.S.
Name of Joint Tenant, Partner, Custodian                                                                       []  Other

Address                                                                                              Phone

_____________________________________________________________________________________________  (  )______________________
Street or P.O. Box                                                                                    Business Phone

____________________________________________________________________________________________  (   )_______________________
City                                                       State       Zip                            Home Phone

Check Appropriate Box:        [] Individual      [] Joint Tenant (Right of survivorship presumed)
                              [] Partnership     [] Corporation    [] Trust     [] Custodial     [] Non-Profit  [] Other

Occupation and Employer Name/Address______________________________________________________________________________________________

Are you an associated person of an NASD member?   []  Yes   []   No

========================================================================================================================
TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties  of perjury I certify that the Taxpayer  Identification  Number  listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.  Check box if appropriate:

[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

======================================================================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[ ]  Share Option  --   Income distributions and capital gains distributions automatically reinvested in additional shares.

[ ]  Income Option  --  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

[ ]  Cash Option  --    Income distributions and capital gains distributions paid in cash.
                        [ ] By Check  [ ] By ACH to my bank checking or savings account.  Please attach a voided check.
========================================================================================================================
REDUCED SALES CHARGES
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                      Account Number/Name                                                    Account Number/Name

_______________________________________________________          _______________________________________________________

_______________________________________________________          _______________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

[ ] I agree to the Letter of Intent in the current Prospectus of Countrywide Stategic Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning _________________
19_______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of Countrywide
Investments at least equal to (check appropriate box):

                  [] $100,000                [] $250,000                 [] $500,000                [] $1,000,000
========================================================================================================================
SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Strategic Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.



__________________________________________________             ___________________________________________________
Signature of Individual Owner, Corporate Officer,
Trustee, etc.                                                     Signature of Joint Owner, if Any




___________________________________________________            ____________________________________________________
Title of Corporate Officer, Trustee, etc.                                         Date

              NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
               Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

=========================================================================================================================
AUTOMATIC INVESTMENT PLAN (Complete for Investments Into the Fund(s))
The Automatic Investment Plan is available for all established accounts of Countrywide Strategic Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month.
For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ ______________ per month in the (check the appropriate Fund.)     ABA Routing Number__________________________

           [] Growth/Value Fund         []  Aggressive Growth Fund                FI Account Number___________________________
                                                                                []  Checking Account       []  Savings Account

_________________________________________________________________
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                []  the last business day of each month
_________________________________________________________________               []  the 15th day of each month
City                                   State                                    []  both the 15th and last business day


X______________________________________________________          X__________________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)                (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

     Please attach a voided check from your checking account or a voided deposit/withdrawal slip from your savings account for the Automatic Investment Plan.

Indemnification to Depositor's Bank
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Funds on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days written notice from either party to the other.
========================================================================================================================
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))
This is an authorization for you to withdraw  $_________ from my mutual fund account beginning the last business day of the month of __________________.

Please Indicate Withdrawal Schedule (Check One):  Please indicate which Fund: [ ] Growth/Value Fund  [ ] Aggressive Growth Fund

[]  Monthly -- Withdrawals will be made on the last business day of each month.
[]  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[]  Annually -- Please make withdrawals on the last business day of the month of:_____________________.

Please Select Payment Method (Check One):

[]  Exchange:  Please  exchange  the  withdrawal  proceeds  into  another Countrywide account  number:_ _-- _ _ _ _--_
[]  Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[]  ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
    I understand that the transfer will be completed in two to three business days and that there is no charge.
[]  Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided check for ACH or bank wire


___________________________________________________________________________________________________________________________
                                  Bank Name                                      Bank Address


___________________________________________________________________________________________________________________________
                                    Bank ABA#                              Account #                  Account Name

[]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee__________________________________________________________________________________________________________________

Please send to:________________________________________________________________________________________________________________
                Street address                                      City                 State            Zip
========================================================================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Strategic Trust (the Trust) and that

________________________________________________________________________________________________________________________

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                                             Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


________________________________________________________________________________________________________________________
                                (Name of Organization)

incorporated or formed under the laws of_________________________________________________________________________________
                                                                (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                  Name                                                              Title

     __________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


Witness my hand and seal of the corporation or organization this_______________________day of_______________________________________, 19_______


___________________________________________________       _________________________________________________________
                  *Secretary-Clerk                                     Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE STRATEGIC TRUST
312 Walnut  Street,  21st Floor
Cincinnati,  Ohio 45202-4004
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

MANAGER/UNDERWRITER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4004

INVESTMENT ADVISER
Mastrapasqua & Associates, Inc.
814 Church Street, Suite 600
Nashville, Tennessee 37203

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

COUNTRYWIDE ALWAYS LINE
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

                            TABLE OF CONTENTS


                                                                         PAGE

EXPENSE INFORMATION........................................................

FINANCIAL HIGHLIGHTS.......................................................

INVESTMENT OBJECTIVES AND POLICIES.........................................

HOW TO PURCHASE SHARES.....................................................

SHAREHOLDER SERVICES.......................................................

HOW TO REDEEM SHARES.......................................................

EXCHANGE PRIVILEGE ........................................................

DIVIDENDS AND DISTRIBUTIONS................................................

TAXES......................................................................

OPERATION OF THE FUNDS ....................................................

DISTRIBUTION PLAN .........................................................

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE........................

PERFORMANCE INFORMATION....................................................


      No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                           COUNTRYWIDE STRATEGIC TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1998

                                  Utility Fund
                                   Equity Fund
                                Growth/Value Fund
                             Aggressive Growth Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Countrywide Strategic Trust dated August 1, 1998. A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, or in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                           Countrywide Strategic Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                TABLE OF CONTENTS
                                                                   PAGE

THE TRUST.............................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS.........................4

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS..........................15

INVESTMENT LIMITATIONS...............................................18

TRUSTEES AND OFFICERS................................................24

THE INVESTMENT ADVISER AND UNDERWRITER...............................27

MASTRAPASQUA AND ASSOCIATES..........................................30

DISTRIBUTION PLANS...................................................31

SECURITIES TRANSACTIONS..............................................33

PORTFOLIO TURNOVER...................................................36

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.................36

OTHER PURCHASE INFORMATION...........................................37

TAXES................................................................38

REDEMPTION IN KIND...................................................40

HISTORICAL PERFORMANCE INFORMATION...................................40

PRINCIPAL SECURITY HOLDERS...........................................45

CUSTODIAN............................................................45

AUDITORS.............................................................46

TRANSFER AGENT.......................................................46

ANNUAL REPORT........................................................47

THE TRUST
----------

         Countrywide Strategic Trust (the "Trust"), formerly Midwest Strategic Trust, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers four series of shares to investors: the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

    Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Growth/Value Fund and the Aggressive Growth Fund, on August 29, 1997, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical and the financial data and information in this Statement of Additional Information with respect to the Growth/Value Fund and the Aggressive Growth Fund for periods ended prior to September 1, 1997 relate to the Predecessor Funds.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A shares and Class C shares of the Utility Fund and the Equity Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------
         A more  detailed  discussion  of some of the terms used and  investment
policies   described  in  the  Prospectuses  (see  "Investment   Objectives  and
Policies") appears below:

         WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE- ANNOUNCED BASIS. The Funds will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Funds may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

         STRIPS. STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, GNMA Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

         STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% (with respect to the Utility Fund) or 15% (with respect to the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund) of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

         The Growth/Value Fund and the Aggressive Growth Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks.

Eurodollar  certificates  of deposit  are  negotiable  U.S.  dollar  denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.


         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

         FOREIGN SECURITIES. Each Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. The Utility Fund may also invest in non-U.S. dollar-denominated securities principally traded in financial markets outside the United States. Because the Funds may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         TRANSACTIONS IN OPTIONS AND FUTURES. The Trustees have approved the use of the options and futures strategies for the Utility Fund and the Aggressive Growth Fund described below.

         1. FUTURES CONTRACTS AND RELATED OPTIONS: The Aggressive Growth Fund may enter into contracts for the future delivery of securities commonly referred to as "futures contracts." A futures contract is a contract by the Fund to buy or sell securities at a specified date and price. No payment is made for securities when the Fund buys a futures contract and no securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment or delivery is made when the contract expires. Futures contracts will be used only as a hedge against anticipated interest rate changes and for other transactions permitted to entities exempt from the definition of the term commodity pool operator. The Fund will not enter into a futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial or other instruments required to be delivered under open futures contract sales and the aggregate futures market prices of financial instruments required to be delivered under open futures contract purchases would exceed one-third of the value of its total assets. The Fund will not enter into a futures contract if immediately thereafter more than 5% of its net assets would be committed to initial margins.

         Options on futures contracts are similar to options on stocks except that an option on a future gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. As with options on stocks, the holder of an option on a futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of futures contracts, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

         2. WRITING COVERED CALL OPTIONS ON EQUITY SECURITIES. The Utility Fund and the Aggressive Growth Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

         The writing of covered call options is a conservative investment technique which is believed to involve relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

         The Utility Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. The Aggressive Growth Fund may write covered call options if, immediately thereafter, not more than 25% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Utility Fund will not commit more than 10% of its net assets and the Aggressive Growth Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

     3. WRITING COVERED PUT OPTIONS ON EQUITY SECURITIES: The Aggressive Growth Fund may write covered put options on securities and on futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

         The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

         4. PURCHASING OPTIONS ON U.S. GOVERNMENT SECURITIES. The Utility Fund may purchase put options on U.S. Government securities to protect against a risk that an anticipated rise in interest rates would result in a decline in the value of the Fund's portfolio securities. The Fund may purchase call options on U.S. Government securities as a means of obtaining temporary exposure to market appreciation when the Fund is not fully invested.

         A put option is a short-term contract (having a duration of nine months or less) which gives the purchaser of the option, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. A call option is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying security at a specified price during the term of the option. The purchase of put and call options on U.S. Government securities is analogous to the purchase of puts and calls on stocks. The Fund will purchase options on U.S. Treasury Bonds, Notes and Bills only.

         There are special considerations applicable to options on U.S. Treasury Bonds and Notes. Because trading interest in options written on U.S. Treasury Bonds and Notes tends to center on the most recently auctioned issues, the
Exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of U.S. Treasury Bonds and Notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

         To terminate its rights with respect to put and call options which it has purchased, the Fund may sell an option of the same series in a "closing sale transaction." A profit or loss will be realized depending on whether the sale price of the option plus transaction costs is more or less than the cost to the Fund of establishing the position. If an option purchased by the Fund is not exercised or sold, it will become worthless after its expiration date and the Fund will experience a loss in the form of the premium and transaction costs paid in establishing the option position.

         The option positions may be closed out only on an exchange which provides a secondary market for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The option activities of the Fund may affect its turnover rate and the amount of brokerage commissions paid by the Fund. The Fund pays a brokerage commission each time it buys or sells a security in connection with the exercise of an option. Such commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

         5. PURCHASING OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Utility Fund may purchase put and call options on interest rate futures contracts. The purchase of put options on interest rate futures contracts hedges the Fund's portfolio against the risk of rising interest rates. The purchase of call options on futures contracts is a means of obtaining temporary exposure to market appreciation at limited risk and is a hedge against a market advance when the Fund is not fully invested. Assuming that any decline in the securities being hedged is accompanied by a rise in interest rates, the purchase of options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund will tend to experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

         An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. The Fund may purchase put and call options on interest rate futures which are traded on a national exchange or board of trade and sell such options to terminate an existing position. The Fund may not enter into interest rate futures contracts. Options on interest rate futures are similar to options on stocks except that an option on an interest rate future gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         As with options on stocks, the holder of an option on an interest rate futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of interest rate futures, the purchase of options on interest rate futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

         6. OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Utility Fund and the Aggressive Growth Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the investment adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and its ability to select the proper time, type and duration of the options.

         WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each Fund may purchase warrants and rights, provided that no Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

         MAJORITY. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS
-------------------------------------------
MOODY'S INVESTORS SERVICE, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

         Aaa - "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

         Aa - "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities."

         A - "Bonds which are rated A possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

   Baa - "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

    Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class."

     B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

   Caa - "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

    Ca - "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

    C - "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S RATINGS GROUP PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

         AAA - "Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong."

         AA - "Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree."

         A - "Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

        BBB - "Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

   BB - "Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating."

    B - "Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating."

  CCC - "Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating."

   CC - "The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating."

    C - "The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued."

   CI - "The rating CI is reserved for income bonds on which no interest is being paid."

    D - "Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized."

INVESTMENT LIMITATIONS
-----------------------
         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

         THE LIMITATIONS APPLICABLE TO THE UTILITY FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Margin Purchases. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases).

         4. Short Sales. The Fund will not make short sales of securities.

         5. Options. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in the Prospectus and Statement of Additional Information.

         6. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

         7. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

         8. Illiquid Investments. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

         9. Real Estate. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

         10. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

         11. Investing for Control. The Fund will not invest in companies for the purpose of exercising control.

         12. Other Investment Companies. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

         13. Amount Invested in One Issuer. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         14. Voting Securities of Any Issuer. The Fund will not purchase 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase more than 10% of the outstanding voting securities of any other issuer.

         15. Securities Owned by Affiliates. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

         16. Industry Concentration. Under normal market conditions, the Fund will invest more than 25% of its total assets in the public utilities industry. The Fund will not invest more than 25% of its total assets in any particular industry except the public utilities industry. For purposes of this limitation, the public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

         17. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

         THE LIMITATIONS APPLICABLE TO THE EQUITY FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities. The Fund will not pledge, mortgage or hypothecate its assets except in connection with borrowings described in this investment limitation.

         2. Margin Purchases. The Fund will not purchase any securities on "margin" (except such short-term credit as are necessary for the clearance of transactions).

         3. Short Sales. The Fund will not make short sales of securities.

         4. Options. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures.

         5. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

         6. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         7. Illiquid Investments. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

         8. Concentration. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         9. Real Estate. The Fund will not purchase, hold or deal in real estate, including real estate limited partnerships.

         10. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

         11. Investing for Control. The Fund will not invest in companies for the purpose of exercising control.

         12. Other Investment Companies. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

         13. Securities of One Issuer. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

         14. Securities of One Class. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

         15. Securities Owned by Affiliates. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

         16. Senior Securities. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving forward foreign currency exchange contracts, options, futures contracts, short sales and other similar permitted investments and techniques.

         THE LIMITATIONS APPLICABLE TO THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Growth/Value Fund's total assets. Each Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

         2. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Each Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Options. Each Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in the Prospectus and this Statement of Additional Information.

         4. Mineral Leases. Each Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

         5. Underwriting. Each Fund will not act as underwriters of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

         6. Concentration. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         7. Commodities. Each Fund will not purchase, hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

        8. Real Estate. Each Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except it may purchase (a) U.S. Government obligations, (b) securities of companies which deal in real estate, or (c) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

         9. Loans. Each Fund will not make loans to other persons if, as a result, more than one-third of the value of its total assets would be subject to such loans. This limitation does not apply to (a) the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public or (b) entry into repurchase agreements.

         10. Investing for Control. Each Fund will not invest in companies for the purpose of exercising control.

         11. Senior Securities. Each Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts and other similar permitted investments and techniques.

         THE FOLLOWING INVESTMENT LIMITATIONS FOR THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL:

         1. Illiquid Investments. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of a Fund's net assets would be invested in such securities.

         2. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases.

        3. Short Sales. Each Fund will not make short sales of securities.

        4. Other Investment Companies. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

         With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------
         The following is a list of the Trustees and executive officers of the Trust, their compensation from the Trust and their aggregate compensation from the Countrywide complex of mutual funds (consisting of the Trust, Countrywide Tax-Free Trust and Countrywide Investment Trust) for the fiscal year ended March 31, 1998. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee is also a Trustee of Countrywide Tax-Free Trust and Countrywide Investment Trust.

                                                                  AGGREGATE
                                                                COMPENSATION
                                              COMPENSATION          FROM
                           POSITION           FROM              COUNTRYWIDE
NAME                  AGE  HELD               TRUST                COMPLEX
--------------------- ---  --------           -------           -----------
Donald L. Bodgon, MD  67   Trustee             $4,000            $12,000
+H. Jerome Lerner     59   Trustee              3,500             10,500
*Robert H. Leshner    58   President/Trustee        0                  0
*Angelo R. Mozilo     59   Chairman/Trustee         0                  0
 Fred A. Rappoport    51   Trustee              1,000              3,000
+Oscar P. Robertson   59   Trustee              4,000             12,000
 John F. Seymour, Jr. 60   Trustee              3,500             10,500
+Sebastiano Sterpa    69   Trustee              4,000             12,000
 Robert G. Dorsey     41   Vice President           0                  0
 John F. Splain       41   Secretary                0                  0
 Mark J. Seger        36   Treasurer                0                  0

* Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         DONALD L. BOGDON, M.D., 1505 Wilson Terrace, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology and until 1993 he was Chairman of the Board of Glendale Memorial Hospital.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors. He is also a director of Slush Puppy Inc., a manufacturer of frozen beverages, and Peerless Manufacturing, a manufacturer of bakery equipment.

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust) and Countrywide Financial Services, Inc.
(a financial services company and parent of Countrywide Investments, Inc. and Countrywide Fund Services, Inc.). He is Vice Chairman and a director of Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer) and President and a Trustee of Countrywide Tax-Free Trust and Countrywide Investment Trust, registered investment companies.

         ANGELO R. MOZILO, 4500 Park Granada Boulevard, Calabasas, California is Vice Chairman, Director and Chief Executive Officer of Countrywide Credit Industries, Inc. (a holding company). He is a director of Countrywide Home Loans, Inc. (a residential mortgage lender), CTC Foreclosure Services Corporation (a foreclosure trustee), CCM Municipal Services, Inc. (a tax lien purchaser), Countrywide Field Services Corporation (foreclosure property maintenance), Countrywide Tax Services Corporation (mortgage tax services) and LandSafe, Inc. (the parent company of various LandSafe entities which provide property appraisals, credit reporting services, title insurance and/or closing services for residential mortgages). He is Chairman and a director of Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Lending Corporation, Countrywide Capital Markets, Inc., (parent company), LandSafe Servicing, Inc. (a property surveyor) and various LandSafe subsidiaries and is Chairman and Chief Executive Officer of Countrywide Securities Corporation (a registered broker-dealer). He is also Vice Chairman of CWM Mortgage Holdings, Inc. (a real estate investment trust).

     FRED A. RAPPOPORT, 830 Birchwood Drive, Los Angeles, California is Chairman of The Fred Rappoport Company, a broadcasting and entertainment company.

       OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem  Corp.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

       JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells, California is Chief Executive Officer of the Southern California Housing Development Corporation (a non-profit affordable housing company). He is a director and a consultant for Orange Coast Title Insurance Co. and is also a director of Irvine Apartment Communities (a REIT) and Inco Homes (a home builder). Until
January 1, 1995, he was the Executive Director of the California Housing Finance Agency. He is a former U.S. Senator, State Senator, California State Legislator and Mayor of Anaheim, California.

         SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

         ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio is President and Treasurer of Countrywide Fund Services, Inc., President of CW Fund Distributors, Inc., Vice President - Finance and Treasurer of Countrywide Financial Services, Inc. and Treasurer of Countrywide Investments, Inc. He is also Vice President of Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., The Dean Family of Funds, The New York State Opportunity Funds, the Wells Family of Real Estate Funds, the Lake Shore Family of Funds, Boyar Value Fund, Inc., Bowes Investment Trust, Profit Funds Investment Trust and Atalanta/Sosnoff Investment Trust and Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the Westport Funds and Albermarle Investment Trust, all of which are registered investment companies.

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. and Secretary and General Counsel of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Tax-Free Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Maplewood

Investment Trust, a series company, The Thermo Opportunity Fund, Inc., the Wells Family of Real Estate Funds, Boyar Value Fund, Inc. and Profit Funds Investment Trust and Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the New York State Opportunity Funds, the Dean Family of Funds, the Westport Funds, the Lake Short Family of Funds, Bowes Investment Trust, Albermarle Investment Trust and Atalanta/Sosnoff Investment Trust.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Chief Operating Officer of Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Tax-Free Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., the New York State Opportunity Funds, the Dean Family of Funds, the Wells Family of Real Estate Funds, Bowes Investment Trust and Profit Funds Investment Trust and Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the Westport Funds, Boyar Value Fund, Inc. and Atalanta/Sosnoff Investment Trust.

         Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Tax-Free Trust and Countrywide Investment
Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------

         Countrywide Investments, Inc. (the "Adviser"), is the Funds' investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner may be deemed to be affiliates of the Adviser by reason of their position as Chairman and President, respectively, of the Adviser. Messrs. Mozilo and Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser manages the Funds' investments. The Equity Fund and the Utility Fund each pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets up to $200,000,000, .70% of such assets from $200,000,000 to $500,000,000 and .50% of such assets in excess of $500,000,000. The Growth/Value Fund and the Aggressive Growth Fund each pay the

Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets up to $50,000,000, .90% of such assets from $50,000,000 to $100,000,000, .80% of such assets from $100,000,000 to
$200,000,000 and .75% of such assets in excess of $200,000,000. The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

     For the fiscal years ended March 31, 1998, 1997 and 1996, the Utility Fund paid advisory fees of $303,151, $319,201 and $328,982, respectively. For the fiscal years ended March 31, 1998, 1997 and 1996, the Equity Fund paid advisory fees of $221,798, $91,182 (net of voluntary fee waivers of $21,000) and $5,214 (net of voluntary fee waivers of $53,777), respectively; however, in order to further reduce the operating expenses of the Equity Fund, the Adviser voluntarily reimbursed the Fund for $5,834 of Class A expenses during the fiscal year ended March 31, 1997 and $5,308 of Class A expenses during the fiscal year ended March 31, 1996. For the fiscal period ended March 31, 1998, the Growth/Value Fund and the Aggressive Growth Fund paid advisory fees of $160,090 and $85,703, respectively. Prior to August 29, 1997, the investment manager of the Predecessor Funds was Trans Financial Bank, N.A. (the "Predecessor Manager"). For the fiscal periods ended August 31, 1997 and 1996, the Predecessor Growth/Value Fund paid advisory fees of $206,612 and $47,638 (net of voluntary fee waivers of $34,323), respectively; however, for the fiscal period ended August 31, 1996, the Predecessor Manager reimbursed $37,378 of operating expenses in order to further reduce the operating expenses of the Predecessor Growth/Value Fund. For the fiscal periods ended August 31, 1997 and 1996, the Predecessor Aggressive Growth Fund paid advisory fees of $30,082 (net of voluntary fee waivers of $64,077) and $0 (net of voluntary fee waivers of $31,177), respectively; however, the Predecessor Manager reimbursed $65,099 of operating expenses for the fiscal period ended August 31, 1996 in order to further reduce the operating expenses of the Predecessor Aggressive Growth Fund.

     The Adviser has agreed that, until at least August 31, 1999, it will waive fees and reimburse expenses in order to limit the total operating expenses of the Growth/Value Fund and the Aggressive Growth Fund to 1.95% of each Fund's average daily net assets.

         The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

         By their terms, the Funds' investment advisory agreements will remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

         The Adviser currently allows concessions to dealers who sell shares of the Funds. The Adviser receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Funds. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. For the fiscal year ended March 31, 1998, the aggregate underwriting commissions on sales of the Trust's shares were $70,717 of which the Adviser paid $51,599 to unaffiliated broker-dealers in the selling network, earned $12,478 as a broker-dealer in the selling network and retained $6,640 in underwriting commissions. For the fiscal year ended March 31, 1997, the aggregate underwriting commissions on sales of the Trust's shares were $70,478 of which the Adviser paid $60,141 to unaffiliated broker-dealers in the selling network, earned $3,617 as a broker-dealer in the selling network and retained $6,720 in underwriting commissions. For the fiscal year ended March 31, 1996, the aggregate underwriting commissions on sales of the Trust's shares were $136,764 of which the Adviser paid $121,645 to unaffiliated broker-dealers in the selling network, earned $8,240 as a broker-dealer in the selling network and retained $6,879 in underwriting commissions.

         The Adviser retains the contingent deferred sales load on redemptions of shares of the Utility Fund and the Equity Fund which are subject to a contingent deferred sales load. For the fiscal year ended March 31, 1998, the Adviser collected $1,756 and $957 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively. For the fiscal year ended March 31, 1997, the Adviser collected $1,141 and $505 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively.

     The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

MASTRAPASQUA & ASSOCIATES
-------------------------

     Mastrapasqua & Associates, Inc. ("Mastrapasqua") has been retained by the Adviser to serve as the discretionary portfolio manager of the Growth/Value Fund and the Aggressive Growth Fund. Mastrapasqua also served as investment adviser to the Predecessor Funds. Mastrapasqua selects the portfolio securities for investment by the Funds, purchases and sell securities of the Funds and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Adviser. Mastrapasqua receives a fee equal to the annual rate of .60% of each Fund's average daily net assets up to $50,000,000, .50% of such assets from $50,000,000 to $100,000,000, .40% of such assets from $100,000,000 to $200,000,000 and .35% of such assets in excess of $200,000,000. The services provided by Mastrapasqua are paid for wholly by the Adviser. The compensation of any officer, director or employee of Mastrapasqua who is rendering services to the Fund is paid by Mastrapasqua. For the fiscal period ended March 31, 1998, the Adviser paid fees of $148,854 to Mastrapasqua for serving as discretionary portfolio manager to the Growth/Value Fund and the Aggressive Growth Fund.

     The employment of Mastrapasqua will remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of Mastrapasqua may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Adviser, or by Mastrapasqua. The agreement with Mastrapasqua automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

DISTRIBUTION PLANS
------------------
         CLASS A SHARES -- As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but
not  limited  to,  the  printing  of  prospectuses,   statements  of  additional
information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of
 .25% of the average daily net assets of Class A shares of the Utility Fund and the Equity Fund and .25% of the average daily net assets of the Growth/Value Fund and the Aggressive Growth Fund. Unreimbursed expenses will not be carried over from year to year.

         For the fiscal period ended March 31, 1998, the aggregate distribution-related expenditures of the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund under the Class A Plan were $45,189, $27,099, $38,951 and $17,888, respectively. Amounts were spent as follows:

                                                            Growth/   Aggressive
                                  Utility       Equity       Value      Growth
                                  Fund          Fund         Fund        Fund
                                  -------       ------      -------    --------
Printing and mailing of
 prospectuses and reports
 to prospective shareholders...  $ 7,212       $ 4,921      $10,951      $5,888
Payments to broker-dealers
 and others for the sale or
 retention of assets........      37,977         22,178      28,000      12,000
                                 -------        -------      -------     -------
                                 $45,189        $27,099     $38,951     $17,888
                                 =======        =======     =======      =======

         CLASS C SHARES (Utility Fund and Equity Fund) -- The Utility Fund and the Equity Fund have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of such Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

         For the fiscal year ended March 31, 1998, the aggregate distribution-related expenditures of the Utility Fund and the Equity Fund under the Class C Plan were $12,633 and $14,470, respectively. Of these amounts, the Utility Fund spent $12,023 on payments to broker-dealers and $610 on printing and mailing of prospectuses and reports to prospective shareholders; and the Equity Fund spent $13,822 on payments to broker-dealers and $648 on printing and mailing of prospectuses and reports to prospective shareholders.

         GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

         The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser (or Mastrapasqua, with respect to the Growth/Value Fund and the Aggressive Growth Fund) and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser (or Mastrapasqua, with respect to the Growth/Value Fund and the Aggressive Growth Fund) seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Mastrapasqua (or Mastrapasqua) generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended March 31, 1998, 1997 and 1996, the Utility Fund paid brokerage commissions of $10,445, $25,345 and $43,560, respectively. For the fiscal years ended March 31, 1998, 1997 and 1996, the Equity Fund paid brokerage commissions of $36,486, $34,257 and $23,064, respectively. For the fiscal period ended March 31, 1998, the Growth/Value Fund and the Aggressive Growth Fund paid brokerage commissions of $20,459 and $8,388, respectively.

         The Adviser (or Mastrapasqua, with respect to the Growth/Value Fund and the Aggressive Growth Fund) is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser (or Mastrapasqua) exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser (or Mastrapasqua) determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's (or Mastrapasqua's) overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion. During the fiscal year ended March 31, 1998, the amount of brokerage transactions and related commissions for the Utility Fund directed to brokers due to research services provided were $3,355,694 and $8,745, respectively.
During the fiscal year ended March 31, 1998, the amount of brokerage transactions and related commissions for the Equity Fund directed to brokers due to research services provided were $16,860,965 and $36,486, respectively. During the fiscal period ended March 31, 1998, the amount of brokerage transactions and related commissions for the Growth/Value Fund directed to brokers due to research services provided were $9,346,338 and $10,949, respectively. During the fiscal period ended March 31, 1998, the amount of brokerage transactions and related commissions for the Aggressive Growth Fund directed to brokers due to research services provided were $2,565,328 and $4,188, respectively.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds, the Adviser and Mastrapasqua, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser and Mastrapasqua in servicing all of its accounts and not all such services may be used by the Adviser and Mastrapasqua in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust, the Adviser or Mastrapasqua may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust, the Adviser or Mastrapasqua will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

         During the fiscal year ended March 31, 1998, the Funds entered into repurchase transactions with the following of the Trust's regular broker-dealers as defined under the Investment Company Act of 1940: Dean Witter Reynolds Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nesbitt-Burns Securities, Inc., Prudential Securities, Inc. and Zions First National Bank Capital Markets.

CODE OF ETHICS. The Trust, the Adviser and Mastrapasqua have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and Mastrapasqua and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser and Mastrapasqua. The Code requires that all employees of the Adviser and Mastrapasqua preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Adviser and Mastrapasqua include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser and Mastrapasqua within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------
         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

     Generally the Utility Fund and the Equity Fund intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended March 31, 1998, 1997 and 1996, the Utility Fund experienced portfolio turnover of 0%, 3% and 11%, respectively. For the fiscal years ended March 31, 1998, 1997 and 1996, the Equity Fund experienced portfolio turnover of 7%, 38% and 38%, respectively.

         The Growth/Value Fund expects that the average holding period of its equity securities will be between eighteen and thirty-six months. Because the Fund is actively managed in light of Mastrapasqua's investment outlook for common stocks, there may be a very substantial turnover of the Fund's portfolio. For the fiscal periods ended March 31, 1998, August 31, 1997 and August 31, 1996, the Growth/Value Fund experienced annualized portfolio turnover of 62%, 52% and 21%, respectively.

         If warranted by market conditions, the Aggressive Growth Fund may engage in short-term trading if Mastrapasqua believes the transactions, net of costs, will result in improving the income or the appreciation potential of the Fund's portfolio. Because of the possibility of short-term trading, there may be a very substantial turnover of the Fund's portfolio. For the fiscal periods ended March 31, 1998, August 31, 1997 and August 31, 1996, the Aggressive Growth Fund experienced annualized portfolio turnover of 40%, 51% and 16%, respectively.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of each Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

OTHER PURCHASE INFORMATION
--------------------------
         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of Class A shares of the Utility Fund and the Equity Fund and shares of the Growth/Value Fund and the Aggressive Growth Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of a Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----
         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 1998, the Aggressive Growth Fund had capital loss carryforwards for federal income tax purposes of $114,898.

     Investments by the Aggressive Growth Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss.

         Certain hedging transactions undertaken by the Aggressive Growth Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------
         From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                P (1 + T)n = ERV
Where:

P   =             a hypothetical initial payment of $1,000
T   =             average annual total return
n   =             number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Funds for the periods ended March 31, 1998 are as follows:

Utility Fund (Class A)
----------------------
1 Year                                                 35.28%
5 Years                                                12.02%
Since inception (August 15, 1989)                      12.39%

Utility Fund (Class C)
----------------------
1 Year                                                 39.91%
Since inception (August 2, 1993)                       12.47%

Equity Fund (Class A)
--------------------
1 Year                                                 37.03%
Since inception (August 2, 1993)                       16.80%

Equity Fund (Class C)
--------------------
1 Year                                                 41.63%
Since inception (June 7, 1993)                         16.42%

Growth/Value Fund
-----------------
1 Year                                                 31.26%
Since inception (September 29, 1995)                   23.11%

Aggressive Growth Fund
----------------------
1 Year                                                 28.19%
Since inception (September 29, 1995)                   18.29%

         Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. The total returns of the Funds as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:


                    Utility       Utility      Equity       Equity       Growth/     Aggressive
                    Fund          Fund         Fund         Fund         Value       Growth
                    Class A       Class C      Class A      Class C      Fund        Fund
                    -------       -------      -------      -------      -------     ----
Period Ended
------------
March 31, 1990      + 5.37%(1)
March 31, 1991      + 9.23%
March 31, 1992      +11.84%
March 31, 1993      +20.64%
March 31, 1994      - 2.11%     - 5.21%(2)   - 2.63%(2)  - 2.91%(3)
March 31, 1995      + 3.68%     + 3.00%      + 8.07%     + 7.32%
March 31, 1996      +21.65%     +20.78%      +27.90%      +26.90%    +14.50%(4)   +8.40%(4)
March 31, 1997      + 5.61%     + 4.82%      +11.82%      +11.01%    +12.77%      +9.46%
March 31, 1998      +40.92%     +39.91%      +42.74%      +41.63%    +36.73%     +33.53%

         (1) From date of initial public offering on August 15, 1989
         (2) From date of initial public offering on August 2, 1993
         (3) From date of initial public offering on June 7, 1993
         (4) From date of initial public offering on September 29, 1995

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for the Funds (excluding sales loads) for the periods ended March 31, 1998 are as follows:

Utility Fund (Class A)
----------------------
1 Year                                                40.92%
3 Years                                               21.88%
5 Years                                               12.94%
Since inception (August 15, 1989)                     12.92%

Utility Fund (Class C)
----------------------
1 Year                                                39.91%
3 Years                                               20.99%
Since inception (August 2, 1993)                      12.47%

Equity Fund (Class A)
---------------------
1 Year                                                42.74%
3 Years                                               26.86%
Since inception (August 2, 1993)                      17.83%

Equity Fund (Class C)
--------------------
1 Year                                                41.63%
3 Years                                               25.89%
Since inception (June 7, 1993)                        16.42%

Growth/Value Fund
-----------------
1 Year                                                36.73%
Since inception (September 29, 1995)                  25.13%

Aggressive Growth Fund
-----------------------
1 Year                                                33.53%
Since inception (September 29, 1995)                  20.24%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd +1)6 -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A and Class C shares of the Utility Fund and the Equity Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Utility Funds may provide comparative performance information appearing in the Utility Funds category and the Equity Fund may provide comparative performance information appearing in the Growth & Income Funds category. The Growth/Value Fund may provide comparative performance information appearing in the Growth Funds category and the Aggressive Growth Fund may provide comparative performance information appearing in the Capital Appreciation Funds category. In addition, the Funds may also use comparative performance information of relevant indices, including the following:

         S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement.

         Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

         S&P Utility Index is an unmanaged index consisting of three utility groups totaling 40 companies -- 21 electric power companies, 11 natural gas distributors and pipelines and 8 telephone companies.

         NASDAQ Composite Index is an unmanaged index of common stocks of companies traded over-the-counter and offered through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
---------------------------

         As of July 2, 1998, Trans Financial Bank, N.A., 500 Main Street, Bowling Green, Kentucky owned of record 56.89% of the outstanding shares of the Growth/Value Fund and 15.94% of the outstanding shares of the Aggressive Growth Fund. Trans Financial Bank may be deemed to control the Growth/Value Fund by virtue of the fact that it owned of record more than 25% of the outstanding shares of the Fund as of such date.

         As of July 2, 1998, Charles Schwab & Co., Inc. Mutual Funds Special Custody Account for the Exclusive Benefit of Its Customers, 101 Montgomery
Street, San Francisco, California owned of record 22.50% of the outstanding shares of the Growth/Value Fund and 15.94% of the outstanding shares of the Aggressive Growth Fund; Merrill Lynch, Pierce, Fenner & Smith Incorporated, For the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, Florida owned of record 5.12% and 20.16% of the outstanding Class A and Class C shares, respectively, of the Utility Fund; Citizens Business Bank, Trustee FBO Countrywide Credit Industries, Inc., P.O. Box 671, Pasadena, California, Ohio owned of record 24.59% of the outstanding Class A shares of the Equity Fund; Martin S. Goldfarb, M.D., 919 N. Crescent, Beverly Hills, California owned of record 10.31% of the outstanding Class A shares of the Equity Fund; Clifford G. Neill Trust/Clifford G. Neill, DDS P.C. Profit Sharing Plan, 307 S. University, Carbondale, Illinois owned of record 14.56% of the outstanding Class C shares of the Equity Fund; and Bear Stearns Securities Corp., FBO a customer's account, One Metrotech Center North, Brooklyn, New York owned of record 5.57% of the outstanding Class C shares of the Equity Fund.

         As of July 2, 1998, the Trustees and officers of the Trust as a group owned of record or beneficially 1.92% of the outstanding Class A shares and 4.75% of the outstanding Class C shares of the Equity Fund and less than 1% of the outstanding shares of the Trust and of each other Fund (or class thereof).

CUSTODIAN
---------
         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, is the Custodian for the Utility Fund and the Equity Fund and Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio is the Custodian for the Growth/Value and the Aggressive Growth Fund. The Custodians act as the Funds' depository, safekeeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, each Custodian receives from a Fund a base fee equal to a percentage of that Fund's net assets plus a charge for each security transaction, subject to a minimum annual fee.

AUDITORS
--------
         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending March 31, 1999. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

TRANSFER AGENT
--------------
         The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account from each of the Funds; provided, however, that the minimum fee is $1,000 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         CFS also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Utility Fund and the Equity Fund each pay CFS a fee in accordance with the following schedule:

               Asset Size of Fund                   Monthly Fee
               -------------------                  -----------
        $          0 - $ 50,000,000                 $3,250
          50,000,000 -  100,000,000                  3,750
         100,000,000 -  250,000,000                  4,250
                Over    250,000,000                  4,750

The Growth/Value Fund and the Aggressive Growth Fund each pay CFS a fee in accordance with the following schedule:

           Asset Size of Fund                        Monthly Fee
           ------------------                        -----------
         $           0 - $ 50,000,000                $2,000
            50,000,000 -  100,000,000                 2,500
           100,000,000 -  200,000,000                 3,000
           200,000,000 -  300,000,000                 3,500
                  Over    300,000,000                 4,500

In addition, each Fund pays all costs of external pricing services.

           CFS is retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

ANNUAL REPORT
--------------
         The Funds' financial statements as of March 31, 1998 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                                  ANNUAL REPORT

                                 MARCH 31, 1998
                                 ...............

                                     UTILITY
                                      FUND
                                     .......


                                     EQUITY
                                      FUND
                                    ........


                                  GROWTH/VALUE
                                      FUND
                                  .............


                                AGGRESSIVE GROWTH
                                      FUND
                                ..................

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Utility Fund seeks a high level of current income by investing primarily in securities of public utilities. The Fund's total returns for the fiscal year ended March 31, 1998 (excluding the impact of applicable sales loads) were 40.92% and 39.91% for Class A shares and Class C shares, respectively.

During fiscal 1998, the continued strength in the U.S. economy and lack of inflationary threats contributed to the strong performance of both the stock and bond markets. Although most equity indices reached new record highs during the fiscal year, the stock market's ascent was not without a fairly large setback that occurred in October 1997 due to concerns over the Asian currency and economic problems. These problems, while negative for the overall stock market, were positive for utility stocks as investors flocked to stocks that were defensive in nature and had very little international exposure. The powerful rally in utility stocks in the last half of the fiscal year pushed the total return of these stocks to levels almost equal to that of the overall equity market. For the fiscal year, the S&P Utility Index returned 36.42%, compared to the 36.05% return of the Dow Jones Industrial Average and the 48.00% return of the S&P 500 Index.

While all utility sectors represented in the Fund performed well during the fiscal year, especially strong performance was seen in the telecommunications sector as consolidation swept through the industry and the regional bell operating companies became more aggressive in addressing top line growth and market share expansion. As a result, our holdings in BellSouth, Ameritech and Bell Atlantic all enjoyed total returns in excess of 60%. Many of our electric utility holdings also performed very well, as evidenced by the almost 50% return of FPL Group. However, despite strong performance, utility funds again did not participate in the record amounts of new money flowing into the equity markets. As a result, very few new holdings were added and portfolio turnover has been minimal over the past two fiscal years.

Our outlook for the utility sector remains optimistic. Favorable levels of inflation and interest rates, additional industry consolidation and deregulation should be positive for the industry. With dividend yields on the major indices hitting record low levels, the higher yields available on utility stocks should add to their relative attractiveness. The Fund will continue to include in its portfolio those companies that are well-positioned to increase their revenues and earnings during the upcoming period of deregulation, with strong management teams and the ability to increase dividend payouts.

Comparison of the Change in Value of a $10,000 Investment in the Utility Fund* and the Standard & Poor's Utility Index


STANDARD & POOR'S UTILITY INDEX:                UTILITY FUND (CLASS A):

            QTRLY                                           QTRLY
DATE        RETURN     BALANCE                 DATE         RETURN    BALANCE
08/16/89              10,000                   08/16/89                9,600
09/30/89    2.43%     10,243                   09/30/89     0.73%      9,671
12/31/89   11.42%     11,412                   12/31/89     6.72%     10,320
03/31/90   -7.45%     10,562                   03/31/90    -1.99%     10,115
06/30/90    0.53%     10,618                   06/30/90     0.28%     10,144
09/30/90   -4.50%     10,140                   09/30/90    -2.86%      9,854
12/31/90    9.67%     11,120                   12/31/90     7.19%     10,562
03/31/91    2.22%     11,367                   03/31/91     4.61%     11,049
06/30/91   -4.20%     10,889                   06/30/91     0.60%     11,115
09/30/91    7.90%     11,749                   09/30/91     9.26%     12,144
12/31/91    8.49%     12,746                   12/31/91     6.72%     12,960
03/31/92   -9.34%     11,556                   03/31/92    -4.66%     12,356
06/30/92    7.79%     12,457                   06/30/92     4.44%     12,905
09/30/92    7.88%     13,438                   09/30/92     3.82%     13,398
12/31/92    2.53%     13,777                   12/31/92     4.14%     13,953
03/31/93   10.79%     15,264                   03/31/93     6.84%     14,906
06/30/93    1.86%     15,548                   06/30/93     1.50%     15,130
09/30/93    6.70%     16,589                   09/30/93     2.82%     15,556
12/31/93   -5.76%     15,634                   12/31/93    -3.11%     15,073
03/31/94   -8.50%     14,305                   03/31/94    -3.20%     14,591
06/30/94   -0.00%     14,304                   06/30/94    -0.83%     14,469
09/30/94    0.45%     14,369                   09/30/94     1.32%     14,660
12/31/94   -0.10%     14,355                   12/31/94     0.74%     14,769
03/31/95    6.93%     15,349                   03/31/95     2.43%     15,128
06/30/95    7.44%     16,491                   06/30/95     5.03%     15,890
09/30/95   11.28%     18,350                   09/30/95     6.90%     16,986
12/31/95   11.22%     20,409                   12/31/95     9.96%     18,677
03/31/96   -4.78%     19,434                   03/31/96    -1.46%     18,404
06/30/96    5.01%     20,408                   06/30/96     4.77%     19,283
09/30/96   -3.31%     19,732                   09/30/96    -3.27%     18,651
12/31/96    6.62%     21,038                   12/31/96     5.92%     19,755
03/31/97   -3.38%     20,326                   03/31/97    -1.61%     19,437
06/30/97    5.89%     21,524                   06/30/97     6.93%     20,784
09/30/97    4.87%     22,573                   09/30/97     4.05%     21,626
12/31/97   16.28%     26,248                   12/31/97    16.83%     25,266
03/31/98    5.64%     27,729                   03/31/98     8.41%     27,390

Past performance is not predictive of future performance.

Utility Fund
Average Annual Total Returns
             1 Year      5 Years     Since Inception*
Class A      35.28%      12.02%      12.39%
Class C      39.91%        --        12.47%

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. The Fund's total returns for the fiscal year ended March 31, 1998 (excluding the impact of applicable sales loads) were 42.74% and 41.63% for Class A shares and Class C shares, respectively.

The continued strength in the U.S. economy contributed to a powerful rally in the stock market throughout the fiscal year. Record low levels of unemployment, high consumer confidence and spending, rising wages and record low levels of inflation led to a surge in the sales of both durable and non-durable items and corresponding growth in Gross Domestic Product. As expected, the strong economic growth led to higher corporate profits and stock prices.

Unlike the prior fiscal year, the current market rally has been broad-based. The S&P's small, mid and large-cap indices all returned over 47%, with the S&P 500 Index up 48%. The Dow Jones Industrial Average, comprised strictly of large-cap Blue Chip stocks, gained 36%, and the small-cap Russell 2000 Index was up over 40%. The fear of a slowdown in corporate profits resulting from the problems in Asia, and the lack of pricing power among many companies and industries, has redirected investors' interest to those stocks with the potential to provide solid growth in revenues and earnings, regardless of the size of market capitalization.

The Fund remained well-diversified throughout the fiscal year. Holdings in the financial and health care sectors exhibited very strong performance. The financial services industry benefited from low interest rates, consolidation, cost cutting and the bull market in both the stock and bond markets. Health care stocks enjoyed the positive fundamentals brought on by an aging population, advances in drug therapies and the introduction of new treatments that showed success in battling some of the most widespread diseases. Cyclical holdings also performed well as they benefited from the strong economy and increased consumer spending on items such as entertainment and clothing. The performance of technology stocks was mixed due to concerns over Asian demand, a slowdown in the growth rate of personal computer sales and excess inventory of many computer components. Our holdings in the energy sector performed below expectations as oil prices plunged over 30% on concerns of excess supply and weakening demand resulting from the Asian economic crisis. However, longer-term favorable supply/demand fundamentals and recent technology gains allowing for lower cost exploration and production should have a positive impact on the energy industry.

We remain optimistic on the longer-term fundamentals facing the market -- falling inflation, accommodating interest rates and moderating economic growth and corporate profits. Management continues to focus on companies that are leaders in their industries and can offer growth in revenues, cash flows and earnings. Emphasis will be placed on those companies that are low cost producers, as the lack of pricing power, brought on by lower rates of inflation, global competition and excess capacity, should remain a key concern facing the stock market.

Comparison of the Change in Value of a $10,000 Investment in the Equity Fund* and the Standard & Poor's 500 Index

STANDARD & POOR'S 500 INDEX:                    EQUITY FUND (CLASS C):

            QTRLY                                    QTRLY
DATE        RETURN      BALANCE           DATE       RETURN      BALANCE

06/07/93                 10,000        06/07/93                     10,000
06/30/93    0.78%        10,078        06/30/93        0.10%        10,010
09/30/93    2.58%        10,338        09/30/93        1.20%        10,130
12/31/93    2.32%        10,578        12/31/93       -1.34%         9,994
03/31/94   -3.79%        10,177        03/31/94       -2.85%         9,709
06/30/94    0.42%        10,220        06/30/94       -4.04%         9,317
09/30/94    4.88%        10,718        09/30/94        5.05%         9,787
12/31/94   -0.02%        10,716        12/31/94       -0.37%         9,751
03/31/95    9.74%        11,760        03/31/95        6.86%        10,419
06/30/95    9.55%        12,883        06/30/95        6.48%        11,095
09/30/95    7.95%        13,907        09/30/95        7.19%        11,893
12/31/95    6.02%        14,744        12/31/95        7.43%        12,776
03/31/96    5.37%        15,535        03/31/96        3.49%        13,222
06/30/96    4.49%        16,232        06/30/96        4.35%        13,797
09/30/96    3.09%        16,734        09/30/96        2.23%        14,105
12/31/96    8.34%        18,129        12/31/96        2.74%        14,491
03/31/97    2.68%        18,615        03/31/97        1.29%        14,678
06/30/97   17.46%        21,865        06/30/97       14.09%        16,746
09/30/97    7.49%        23,503        09/30/97        6.30%        17,801
12/31/97    2.87%        24,178        12/31/97        4.50%        18,603
03/31/98   13.95%        27,550        03/31/98       11.75%        20,788

Past performance is not predictive of future performance.

Equity Fund
Average Annual Total Returns
           1 Year      Since Inception*
Class A    37.03%      16.80%
Class C    41.63%      16.42%

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. For the seven months ended March 31, 1998, the Fund's total return (excluding the impact of applicable sales loads) was 6.43%, as compared to 23.64% for the S&P 500 Index. For the twelve months ended August 31, 1997, the Fund's total return was 47.11% versus 40.65% for the S&P 500 Index.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. For the seven months ended March 31, 1998, the Fund's total return (excluding the impact of applicable sales loads) was (2.95)%, as compared to 15.95% for the NASDAQ Composite Index. For the twelve months ended August 31, 1997, the Fund's total return was 49.09% versus 39.54% for the NASDAQ Composite Index.

The fundamentals of the U.S. economy continue to support a positive long-term outlook for the equity market. The strength of the European and North American economies appears to have largely offset the negative implications of the weak Asian economies. Investor focus on corporate earnings supported by a strong U.S. economy continued to attract capital to domestic equity markets, leading several stock market indices to new highs during the period ended March 31, 1998.

Our concentrated sectors each have distinct characteristics supporting long-term growth. Health care is bolstered by the aging population and productivity gains stemming from enlightened government reforms. Technology continues to alter fundamental production and service delivery systems that increase productivity significantly. Energy demand continues to grow faster than new found reserves and technological advances are making vast headway in finding and servicing new oil and gas reserves at costs never imagined even four or five years ago. Financial services continues to restructure itself with new technology-enabled systems and the gradual unfolding of regulatory freedoms that allow more competition and greater responsiveness to fulfilling consumer needs.

We attempt to position the Growth/Value Fund to participate in the bull market and simultaneously limit the risk profile in such a way as to minimize relative market losses during downturns. The Aggressive Growth Fund also emphasizes buying growth at value, but the average capitalization size is much smaller than that of the Growth/Value Fund. The smaller, and usually younger, aggressive growth companies add somewhat to the risk/return profile of the Aggressive Growth Fund.

For the seven month period ended March 31, 1998, our health care and financial services investments performed strongly. Health care was buoyed by pharmaceuticals which are continuing to launch new products at an increased pace in order to meet the growing demands of an aging population. Profit growth and increased consolidation have bolstered the performance of the financial services sector. Unfortunately, the energy and technology sectors significantly underperformed the market indices during this period as both sectors were plagued by fears stemming from the Asian currency crisis. The energy sector also dealt with falling oil prices which peaked in October 1997. Since March 31, 1998, these sectors have recovered much of their losses as it appears the market exaggerated the impact of Asia's problems on U.S. companies. In addition, oil prices have recovered and stabilized above their recent lows.

Asia's economic slowdown has yet to show a significant impact on the world's end-user demand. The U.S. economy and financial markets continue to benefit from low inflation and sustainable moderate growth as corporations remain driven by competitive forces to innovate and to implement new technologies designed to enhance productivity. We continue to invest in U.S.-based equities, attempting to buy quality growth companies at reasonable valuations.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS (continued)
================================================================================
Comparison of the Change in Value of a $10,000 Investment in the Growth/Value Fund and the Standard & Poor's 500 Index

S&P 500 INDEX: (w/ reinvested divds)            GROWTH/VALUE FUND:
                 MONTHLY                               MONTHLY
  DATE           RETURN      BALANCE       DATE        RETURN    BALANCE
  09/29/95                   10,000        09/29/95                9,600
  12/31/95       5.76%       10,576        12/31/95     5.20%     10,099
  03/31/96       5.37%       11,143        03/31/96     8.84%     10,992
  06/30/96       4.49%       11,643        06/30/96     0.96%     11,098
  09/30/96       3.09%       12,003        09/30/96     1.73%     11,290
  12/31/96       8.34%       13,004        12/31/96     7.93%     12,185
  03/31/97       2.68%       13,352        03/31/97     0.87%     12,291
  06/30/97      17.46%       15,684        06/30/97    17.46%     14,437
  09/30/97       7.49%       16,858        09/30/97    13.15%     16,335
  12/31/97       2.87%       17,342        12/31/97    -7.67%     15,083
  03/31/98      13.95%       19,762        03/31/98    11.41%     16,805

Past performance is not predictive of future performance.

Growth/Value Fund
Average Annual Total Returns

1 Year     Since Inception*
31.26%       23.11%

*Fund inception was September 29, 1995.

Comparison of the Change in Value of a $10,000 Investment in the Aggressive Growth Fund and the NASDAQ Index

NASDAQ: (w/ reinvested divds)             AGGRESSIVE GROWTH FUND:
              MONTHLY                                       MONTHLY
 DATE         RETURN        BALANCE        DATE             RETURN     BALANCE
 09/29/95                   10,000         09/29/95                     9,600
 12/31/95     0.64%         10,064         12/31/95        -0.50%       9,552
 03/31/96     4.78%         10,545         03/31/96         8.94%      10,406
 06/30/96     7.66%         11,353         06/30/96         3.41%      10,762
 09/30/96     3.59%         11,761         09/30/96         2.05%      10,982
 12/31/96     5.28%         12,382         12/31/96         7.92%      11,853
 03/31/97    -5.32%         11,723         03/31/97        -3.90%      11,391
 06/30/97    18.23%         13,860         06/30/97        17.99%      13,440
 09/30/97    17.00%         16,216         09/30/97        24.55%      16,740
 12/31/97    -6.73%         15,125         12/31/97       -17.13%      13,873
 03/31/98    17.02%         17,700         03/31/98         9.64%      15,210

Past performance is not predictive of future performance.

Aggressive Growth Fund
Average Annual Total Returns

1 Year     Since Inception*
28.19%     18.29%

*Fund inception was September 29, 1995.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998

====================================================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost...................................................     $ 26,049,170     $  29,760,506
                                                                             ==============   ===============
   At amortized cost.....................................................     $ 26,035,278     $  29,761,358
                                                                             ==============   ===============
   At market value (Note 2)..............................................     $ 45,035,446     $  42,165,777
Repurchase agreements (Note 2)...........................................          925,000                --
Cash ....................................................................            2,389             5,731
Receivable for capital shares sold ......................................           77,589            57,788
Dividends and interest receivable........................................          147,453            27,320
Other assets.............................................................            3,010             2,091
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       46,190,887        42,258,707
                                                                             --------------   ---------------

LIABILITIES
Distributions payable....................................................           39,526             1,936
Payable for capital shares redeemed......................................           38,419            15,623
Payable to affiliates (Note 4)...........................................           41,692            31,594
Other accrued expenses and liabilities ..................................           11,859            11,558
                                                                             --------------   ---------------
   TOTAL LIABILITIES.....................................................          131,496            60,711
                                                                             --------------   ---------------


NET ASSETS ..............................................................     $ 46,059,391     $  42,197,996
                                                                             --------------   ---------------
Net assets consist of:
Paid-in capital..........................................................     $ 27,059,170     $  29,793,481
Accumulated net realized gains from security transactions................               53                96
Net unrealized appreciation on investments ..............................       19,000,168        12,404,419
                                                                            --------------   ---------------
Net assets ..............................................................     $ 46,059,391     $  42,197,996
                                                                             ==============   ===============

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ...............................     $ 42,462,857     $  38,336,423
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        2,533,479         1,978,069
                                                                             ==============   ===============
Net asset value and redemption price per share (Note 2)..................     $      16.76     $       19.38
                                                                             ==============   ===============
Maximum offering price per share (Note 2)................................     $      17.46     $       20.19
                                                                             ==============   ===============

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ...............................     $  3,596,534     $   3,861,573
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................          214,888           199,685
                                                                             ==============   ===============
Net asset value, offering price and redemption price per share (Note 2)..     $      16.74     $       19.34
                                                                             ==============   ===============

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998
====================================================================================================================================
                                                                                 Growth/         Aggressive
                                                                                  Value            Growth
                                                                                  Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost...................................................     $ 20,435,726     $  11,208,129
                                                                             ==============   ===============
   At amortized cost.....................................................     $ 20,435,726     $  11,208,150
                                                                             ==============   ===============
   At market value (Note 2)..............................................     $ 28,547,955     $  15,463,566
Cash ....................................................................               --             3,403
Receivable for capital shares sold.......................................           89,684            40,607
Receivable for securities sold...........................................          935,800                --
Dividends and interest receivable........................................           14,488             1,990
Organization costs, net (Note 2).........................................           15,876            15,876
Other assets.............................................................            2,068             1,230
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       29,605,871        15,526,672
                                                                             --------------   --------------
LIABILITIES
Bank overdraft...........................................................          914,312                --
Payable for capital shares redeemed......................................              675             2,990
Payable to affiliates (Note 4)...........................................           32,558            23,326
Other accrued expenses and liabilities...................................            9,073             4,992
                                                                             --------------   ---------------
   TOTAL LIABILITIES.....................................................          956,618            31,308
                                                                             --------------   ---------------
NET ASSETS ..............................................................     $ 28,649,253     $  15,495,364
                                                                             ==============   ===============

Net assets consist of:
Paid-in capital..........................................................     $ 20,133,868     $  11,354,846
Accumulated net realized gains (losses) from security transactions.......          403,156         (114,898 )
Net unrealized appreciation on investments...............................        8,112,229         4,255,416
                                                                             --------------   ---------------
Net assets...............................................................     $ 28,649,253     $  15,495,364
                                                                             ==============   ===============


Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        1,757,393           980,105
                                                                             ==============   ===============
Net asset value and redemption price per share (Note 2)..................     $      16.30     $       15.81
                                                                             ==============   ===============
Maximum offering price per share (Note 2)................................     $      16.98     $       16.47
                                                                             ==============   ===============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1998
====================================================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends ............................................................     $  1,492,949     $     291,509
   Interest .............................................................          240,402           237,569
                                                                             --------------   ---------------
     TOTAL INVESTMENT INCOME ............................................        1,733,351           529,078
                                                                             --------------   ---------------

EXPENSES
   Investment advisory fees (Note 4) ....................................          303,151           221,798
   Accounting services fees (Note 4) ....................................           40,500            40,500
   Distribution expenses, Class A (Note 4)...............................           45,189            27,099
   Distribution expenses, Class C (Note 4) ..............................           12,633            14,470
   Transfer agent fees, Class A (Note 4).................................           34,182            15,011
   Transfer agent fees, Class C (Note 4).................................           12,000            12,000
   Postage and supplies..................................................           22,868            11,857
   Professional fees ....................................................           16,027            15,238
   Registration fees, Common ............................................            3,462             2,539
   Registration fees, Class A ...........................................            5,604             8,060
   Registration fees, Class C ...........................................            4,544             4,150
   Trustees' fees and expenses ..........................................            7,868             7,868
   Custodian fees .......................................................            5,926             4,418
   Reports to shareholders ..............................................            5,832             2,721
   Insurance expense ....................................................            4,670             2,826
   Other expenses .......................................................            5,138             4,225
                                                                             --------------   ---------------
     TOTAL EXPENSES .....................................................          529,594           394,780
                                                                             --------------   ---------------

NET INVESTMENT INCOME ...................................................        1,203,757           134,298
                                                                             --------------   ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ........................          396,431           131,522
   Net change in unrealized appreciation/depreciation on investments.....       12,365,467         9,717,678
                                                                             --------------   ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........................       12,761,898         9,849,200
                                                                             --------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS  .............................     $ 13,965,655     $   9,983,498
                                                                             ==============   ===============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Periods Ended March 31, 1998 and August 31, 1997
====================================================================================================================================
                                                           Growth/Value Fund               Aggressive Growth Fund
- ---------------------------------------------------------------------------------------------------------------------------------
                                                   Seven Months       Year        Seven Months       Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,     August 31,       March 31,     August 31,
                                                      1998(A)         1997           1998(A)         1997
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends...................................   $    108,061    $    153,095    $    16,540    $    14,849
   Interest....................................         12,255          36,676          8,332         19,827
                                                  ------------   --------------  -------------  -------------
     TOTAL INVESTMENT INCOME...................        120,316         189,771         24,872         34,676
                                                  ------------   --------------  -------------  -------------

EXPENSES
   Investment advisory fees (Note 4)...........        160,090         206,612         85,703         94,159
   Accounting services fees (Note 4)...........         16,000          36,000         16,000         36,000
   Shareholder service fees (Note 4)...........             --          51,654             --         23,540
   Professional fees...........................         11,477          25,081          8,477         24,383
   Transfer agent fees (Note 4)................          6,450          28,000          6,725         27,079
   Distribution expenses (Note 4)..............         38,951              --         17,888             --
   Administration fees (Note 4)................             --          30,995             --         24,866
   Registration fees...........................         10,007           2,666         13,709          2,522
   Custodian fees..............................          8,636           5,121          4,785          3,192
   Amortization of organization costs (Note 2).          3,708           6,351          3,708          6,351
   Trustees' fees and expenses.................          3,498           1,646          3,498            734
   Reports to shareholders.....................            542           2,885            605          1,282
   Insurance expense...........................          1,076           1,619            794            686
   Other expenses..............................          5,903           5,765          5,311          2,838
                                                  ------------   --------------  -------------  -------------
     TOTAL EXPENSES............................        266,338         404,395        167,203        247,632
   Fees waived by the Adviser (Note 4).........             --              --             --       (64,077 )
                                                  ------------   --------------  -------------  -------------
     NET EXPENSES..............................        266,338         404,395        167,203        183,555
                                                  ------------   --------------  -------------  -------------


NET INVESTMENT LOSS ...........................      (146,022)        (214,624)     (142,331)       (148,879)
                                                  ------------   --------------  -------------  -------------

REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   Net realized gains (losses) from
   security transactions                             1,566,803         894,909        241,580      (356,478 )
   Net change in unrealized appreciation/
     depreciation on investments ..............        437,753       7,431,395      (458,321 )    4,653,168
                                                  ------------   --------------  -------------  -------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS .............       2,004,556       8,326,304      (216,741 )    4,296,690
                                                  ------------   --------------  -------------  -------------

NET INCREASE (DECREASE)  IN NET ASSETS
   FROM OPERATIONS  ...........................   $  1,858,534    $  8,111,680    $ (359,072 )  $ 4,147,811
                                                  ============   ==============  =============  =============

A)Effective as of the close of business on August 29, 1997, the Growth/Value  Fund and Aggressive  Growth Fund
  were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to March 31 (Note 6).

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31, 1998 and 1997
===================================================================================================================================
                                                              Utility                        Equity
                                                               Fund                           Fund
                                                    ---------------------------------------------------------
                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1998           1997            1998           1997
- ---------------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS:
   Net investment income.......................   $  1,203,757    $  1,528,551    $   134,298    $   116,042
   Net realized gains from security transactions       396,431         349,605        131,522        482,875
   Net change in unrealized appreciation/
     depreciation on investments...............     12,365,467         517,054      9,717,678        952,569
                                                  ------------   --------------  -------------  -------------
Net increase in net assets from operations.....     13,965,655       2,395,210      9,983,498      1,551,486
                                                  ------------   --------------  -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A.........    (1,131,462)    (1,429,043)     (134,305 )    (112,251)
   From net investment income, Class C.........       (72,537)       (99,266)            --        (3,811)
   From net realized gains on security
   transactions, Class A......................       (598,344)       (62,089)     (266,654)       (43,452)
   From net realized gains on security
   transactions, Class C......................        (49,575)       (5,448)      (29,203)         (9,121)
                                                  ------------   --------------  -------------  -------------
Decrease in net assets from distributions
to shareholders                                    (1,851,918)     (1,595,846)     (430,162 )     (168,635)
                                                  ------------   --------------  -------------  -------------


FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold...................      6,395,680       3,695,972     27,157,778      7,488,016
   Net asset value of shares issued in
     reinvestment of distributions to shareholders   1,560,076       1,310,464        393,608        149,729
   Payments for shares redeemed................   (12,764,160)     (10,075,932)   (12,645,062)    (2,279,007)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net assets from
   Class A share transactions..................    (4,808,404)     (5,069,496)     14,906,324      5,358,738
                                                  ------------   --------------  -------------  -------------
CLASS C
   Proceeds from shares sold...................        343,251         978,844        386,194        665,009
   Net asset value of shares issued in
     reinvestment of distributions to shareholders     112,220          90,743         29,105         12,637
   Payments for shares redeemed................      (887,840)      (1,723,275)      (429,754)      (604,567)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net assets from
   Class C share transactions..................      (432,369)      (653,688)      (14,455 )       73,079
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) from capital share
transactions                                       (5,240,773)    (5,723,184)    14,891,869      5,431,817
                                                  ------------   --------------  -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .......      6,872,964     (4,923,820)    24,445,205      6,814,668

NET ASSETS:
   Beginning of year...........................     39,186,427      44,110,247     17,752,791     10,938,123
                                                  ------------   --------------  -------------  -------------
   End of year.................................   $ 46,059,391    $ 39,186,427    $42,197,996    $17,752,791
                                                  ============   ==============  =============  =============

UNDISTRIBUTED NET INVESTMENT INCOME   .........   $         --    $        242    $        --    $         7
                                                  ============   ==============  =============  =============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended March 31, 1998
and August 31, 1997 and 1996
===================================================================================================================================
                                                    Growth/Value Fund             Aggressive Growth Fund
                                           ----------------------------------------------------------------------
                                           Seven Months        Year       Period       Seven Months      Year            Period
                                               Ended          Ended        Ended         Ended           Ended            Ended
                                              March 31,    August 31,   August 31,     March 31,      August 31,       August 31,
                                              1998(A)         1997        1996(B)       1998(A)           1997          1996(B)

-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss.....................  $(146,022)     $(214,624)     $(50,747)      $(142,331)    $(148,879)        $(39,525)
   Net realized gains (losses) from
    security transactions                    1,566,803        894,909        89,352         241,580      (356,478)          43,284
   Net change in unrealized appreciation/
     depreciation on investments...........    437,753      7,431,395       243,081        (458,321)    4,653,168           60,569
                                             ----------      ----------    ---------        ---------     ---------        ---------
Net increase (decrease) in net assets
from operations.......................        1,858,534      8,111,680       281,686        (359,072)     4,147,811          64,328
                                             ----------      ----------    ---------        ---------     ---------        ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains on security
   transactions......................        (1,021,333)      (888,542)          --               --        (16,180)            --
                                              ----------      ----------    ---------        ---------     ---------         ------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ..............  6,013,814     9,367,824     15,471,301        4,724,918    5,211,479          7,269,024
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders.........................     348,462       260,810             --               --        4,532                 --
Payments for shares redeemed .............. (5,328,293)   (5,181,368)      (645,322)       (2,854,217)  (1,913,821)        (783,438)
                                            ----------    ----------      ---------        ---------    ----------         ---------

Net increase in net assets from capital
share transactions.....................      1,033,983     4,447,266     14,825,979        1,870,701    3,302,190         6,485,586
                                            ----------    ----------     ----------        ---------    ---------         ---------

TOTAL INCREASE IN NET ASSETS  .............  1,871,184    11,670,404     15,107,665        1,511,629    7,433,821          6,549,914

NET ASSETS:
   Beginning of period.....................  26,778,069   15,107,665             --       13,983,735    6,549,914                 --
                                            ----------    ----------      ---------        ---------     ---------         ---------
   End of period...........................  $28,649,253  $26,778,069     $15,107,665     $15,495,364   $13,983,735       $6,549,914
                                            ============  ===========     ===========     ===========   ===========      ===========

(A)Effective as of the close of business on August 29, 1997, the Growth/Value Fund and Aggressive Growth Fund were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to March 31 (Note 6).
(B)Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

See accompanying notes to financial statements.


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
====================================================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
====================================================================================================================================
                                                                      Years Ended March 31,

                                                      1998        1997        1996        1995        1994

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year............    $  12.44    $  12.24    $  10.47    $  10.52     $ 11.34
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income........................        0.43        0.46        0.47        0.43        0.37
   Net realized and unrealized gains (losses) on
   investments                                          4.56        0.22        1.77      (0.05 )      (0.59 )
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        4.99        0.68        2.24        0.38      (0.22 )
                                                  ----------   ---------   ----------   ---------  ----------


Less distributions:
   Dividends from net investment income.........       (0.43)     (0.46)       (0.47)     (0.43 )      (0.37 )
   Distributions from net realized gains........       (0.24)     (0.02)          --          --       (0.23 )
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions.............................       (0.67)     (0.48)       (0.47)     (0.43 )      (0.60 )
                                                  ----------   ---------   ----------   ---------  ----------


Net asset value at end of year..................    $  16.76    $  12.44    $  12.24    $  10.47     $ 10.52
                                                  ==========   =========   ==========   =========  ==========

Total return(A) ................................      40.92%       5.61%      21.65%       3.68%     (2.11% )
                                                  ==========   =========   ==========   =========  ==========


Net assets at end of year (000's)...............    $ 42,463    $ 36,087    $ 40,424    $ 40,012     $40,373
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets.........       1.25%       1.25%       1.25%       1.25%       1.25%

Ratio of net investment income to average net assets   3.03%       3.65%       3.97%        4.06%      3.32%

Portfolio turnover rate ........................          0%          3%         11%         17%         91%

Average commission rate per share(B) ...........    $ 0.0985    $ 0.1200          --          --          --

-----------------------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

See accompanying notes to financial statements.


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
====================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                                     Period
                                                                Years Ended March 31,                 Ended
                                                                                                    March 31,
                                                      1998        1997        1996        1995       1994(A)

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..........    $  12.43    $  12.23    $  10.46    $  10.51     $ 11.55
                                                  ----------   ---------   ----------   ---------  ----------

Income from investment operations:
   Net investment income........................        0.31        0.35        0.37        0.35        0.23
   Net realized and unrealized gains (losses) on
   investments                                          4.57        0.24        1.78       (0.04 )     (0.81 )
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        4.88        0.59        2.15        0.31      (0.58 )
                                                  ----------   ---------   ----------   ---------  ----------

Less distributions:
   Dividends from net investment income.........       (0.33)      (0.37)      (0.38)      (0.36 )    (0.23 )
   Distributions from net realized gains........       (0.24)      (0.02)         --          --      (0.23 )
                                                   ----------   ---------   ----------   ---------  ----------

Total distributions.............................       (0.57)      (0.39)      (0.38)      (0.36 )    (0.46 )
                                                   ----------   ---------   ----------   ---------  ----------

Net asset value at end of period................    $  16.74    $  12.43    $  12.23    $  10.46    $ 10.51
                                                  ==========   =========   ==========   =========  ==========

Total return(B) ................................       39.91%       4.82%      20.78%       3.00%     (7.89%)(D)
                                                   ==========   =========   ==========   =========  ==========

Net assets at end of period (000's).............    $  3,597    $  3,099    $  3,686    $  3,599     $ 1,742
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets ........       2.00%       2.00%       2.00%       2.00%       2.00% (D)

Ratio of net investment income to average net assets   2.28%       2.89%       3.19%       3.41%       2.19% (D)

Portfolio turnover rate.........................          0%          3%         11%         17%         91% (D)

Average commission rate per share(C)  ..........    $ 0.0985    $ 0.1200          --          --          --

-----------------------------------------------------------------------------------------------------------------------------------
(A) Represents the period from date of public offering (August 2, 1993) through March 31, 1994.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(D) Annualized.

See accompanying notes to financial statements.


EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
====================================================================================================================================
                                                Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                                     Period
                                                                Years Ended March 31,                 Ended
                                                                                                    March 31,
                                                      1998        1997        1996        1995       1994(A)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $  13.76    $  12.45    $   9.84    $   9.26     $ 10.02
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income........................        0.09        0.12        0.13        0.15        0.08
   Net realized and unrealized gains (losses) on
   investments                                          5.76        1.35        2.60        0.59       (0.34 )
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        5.85        1.47        2.73        0.74       (0.26 )
                                                  ----------   ---------   ----------   ---------  ----------


Less distributions:
   Dividends from net investment income.........      (0.08)     (0.12)        (0.12)     (0.16 )      (0.08 )
   Distributions from net realized gains........      (0.15)     (0.04)           --          --       (0.42 )
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions.............................      (0.23)     (0.16)        (0.12)     (0.16 )      (0.50 )
                                                  ----------   ---------   ----------   ---------  ----------


Net asset value at end of period................    $ 19.38    $ 13.76     $   12.45    $  9.84     $  9.26
                                                  ==========   =========   ==========   =========  ==========



Total return(B) ................................      42.74%      11.82%       27.90%      8.07%      (3.98%)(E)
                                                  ==========   =========   ==========   =========  ==========

Net assets at end of period (000's).............    $ 38,336    $ 14,983    $  8,502    $  4,300     $ 3,346
                                                  ==========   =========   ==========   =========  ==========

Ratio of net expenses to average net assets(C)         1.25%       1.25%       1.25%       1.25%       1.24% (E)

Ratio of net investment income to average net assets   0.53%       0.91%       1.06%       1.57%       0.82% (E)

Portfolio turnover rate.........................          7%         38%         38%        159%        109% (E)

Average commission rate per share(D) ...........    $ 0.1017    $ 0.1199          --          --          --

-----------------------------------------------------------------------------------------------------------------------------------
(A) Represents the period from date of public offering (August 2, 1993) through March 31, 1994.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been
    1.43%, 2.02%, 1.94% and 2.04%(E) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.
(D) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(E) Annualized.

See accompanying notes to financial statements.


EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
====================================================================================================================================
                                                Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                                    Period
                                                                Years Ended March 31,                 Ended
                                                                                                    March 31,
                                                      1998        1997        1996        1995       1994(A)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..........    $  13.77    $  12.46    $   9.86    $   9.26     $ 10.00
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income (loss).................     (0.03 )       0.02        0.05        0.10        0.03
   Net realized and unrealized gains (losses) on
   investments                                         5.75        1.35        2.60        0.57       (0.32   )
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        5.72        1.37        2.65        0.67      (0.29 )
                                                  ----------   ---------   ----------   ---------  ----------


Less distributions:
   Dividends from net investment income.........          --      (0.02)     (0.05)        (0.07 )    (0.03 )
   Distributions from net realized gains........      (0.15)      (0.04)        --            --      (0.42 )
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions.............................      (0.15)      (0.06)     (0.05)        (0.07 )    (0.45 )
                                                  ----------   ---------   ----------   ---------  ----------


Net asset value at end of period................    $  19.34    $  13.77   $ 12.46      $   9.86   $   9.26
                                                  ==========   =========   ==========   =========  ==========



Total return(B) ................................      41.63%      11.01%      26.90%      7.32%      (3.58%)(E)
                                                  ==========   =========   ==========   =========  ==========

Net assets at end of period (000's).............    $  3,862    $  2,770    $  2,436    $  1,995     $ 5,857
                                                  ==========   =========   ==========   =========  ==========

Ratio of net expenses to average net assets(C)         2.00%       2.00%       2.00%        2.00%     1.94% (E)

Ratio of net investment income (loss) to average
net assets                                            (0.18% )     0.15%        0.38%      0.68%      0.58% (E)

Portfolio turnover rate.........................          7%         38%          38%       159%       109% (E)

Average commission rate per share(D) ...........    $ 0.1017    $ 0.1199          --          --        --

-----------------------------------------------------------------------------------------------------------------------------------
(A) Represents the period from date of public offering (June 7, 1993) through March 31, 1994.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been
    2.14%, 2.70%, 2.50% and 2.33%(E) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.
(D) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(E) Annualized.

See accompanying notes to financial statements.


GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                             Seven Months         Year             Period
                                                                 Ended            Ended             Ended
                                                               March 31,       August 31,        August 31,
                                                                1998(A)           1997             1996(B)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..................   $        15.90     $      11.18     $       10.00
                                                           --------------    --------------   ---------------

Income from investment operations:
   Net investment loss..................................            (0.08)           (0.13 )           (0.06)(C)
   Net realized and unrealized gains on investments.....             1.05             5.39              1.24
                                                           --------------    --------------   ---------------
Total from investment operations........................             0.97             5.26              1.18
                                                           --------------    --------------   ---------------

Less distributions:
   Distributions from net realized gains................            (0.57)           (0.54 )              --
                                                           --------------    --------------   ---------------

Net asset value at end of period........................   $        16.30     $      15.90     $       11.18
                                                           ==============    ==============   ===============

Total return(D) ........................................            6.43%           47.11%            11.80%
                                                           ==============    ==============   ===============

Net assets at end of period (000's).....................   $       28,649     $     26,778     $      15,108
                                                           ==============    ==============   ===============

Ratio of net expenses to average net assets(E) .........            1.66%(F)        1.95%             1.95% (F)

Ratio of net investment loss to average net assets......          (0.91%)(F)        (1.03% )         (0.62%) (F)

Portfolio turnover rate.................................             62% (F)           52%              21%

Average commission rate per share.......................   $      0.0600     $      0.0554     $      0.0700

-----------------------------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to
    August 31, 1997, was changed to March 31 (Note 6).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers  and/or  expense  reimbursements,  the ratio of expenses to average net assets  would have been 2.83%(F) for the period ended August 31, 1996.
(F) Annualized.

See accompanying notes to financial statements.


AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                             Seven Months         Year             Period
                                                                 Ended            Ended             Ended
                                                               March 31,       August 31,        August 31,
                                                                1998(A)           1997             1996(B)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..................   $        16.29     $      10.95     $       10.00
                                                           --------------    --------------   ---------------

Income from investment operations:
   Net investment loss..................................           (0.15)           (0.17 )           (0.11)(C)
   Net realized and unrealized gains on investments.....           (0.33)            5.54              1.06
                                                           --------------    --------------   ---------------
Total from investment operations........................           (0.48)            5.37              0.95
                                                           --------------    --------------   ---------------

Less distributions:
   Distributions from net realized gains................               --           (0.03 )                --
                                                           --------------    --------------   ---------------

Net asset value at end of period........................   $        15.81     $      16.29     $       10.95
                                                           ==============    ==============   ===============

Total return(D) ........................................          (2.95%)            49.09%              9.50%
                                                           ==============    ==============   ===============

Net assets at end of period (000's).....................   $       15,495     $     13,984     $       6,550
                                                           ==============    ==============   ===============

Ratio of net expenses to average net assets(E) .........           1.95% (F)         1.94%            1.95% (F)

Ratio of net investment loss to average net assets......          (1.66%)(F)        (1.57% )         (1.26%)(F)

Portfolio turnover rate.................................              40% (F)          51%               16%

Average commission rate per share.......................   $       0.0600     $     0.0534     $      0.0800

-----------------------------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to
    August 31, 1997, was changed to March 31 (Note 6).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.62% and
    5.05%(F) for the periods ended August 31, 1997 and 1996, respectively.
(F) Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 1998
================================================================================
1.   ORGANIZATION
The Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund (collectively, the Funds) are each a series of Countrywide Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. The periods ended March 31, 1998, referred to within the Notes to Financial Statements, represent the year then ended, except for the Growth/Value Fund and Aggressive Growth Fund which represent the seven months then ended (Note 6).

The Utility Fund seeks a high level of current income. Capital appreciation is a secondary objective. The Fund invests primarily in common, preferred and convertible preferred stocks of public utilities that currently pay dividends. The Fund also invests in investment grade bonds of public utilities. The public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. The Fund's investment adviser, in selecting securities for purchase, employs a quantitative screening strategy, searching for securities believed to offer above market growth at below market pricing.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Investments are largely made in companies of greater than $750 million capitalization.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks, but also in preferred stocks, convertible bonds, options and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase).

The Utility Fund and Equity Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that
(i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of the Utility Fund and Equity Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The net asset value per share of the Growth/Value Fund and Aggressive Growth Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share of the Growth/Value Fund and Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price).

The redemption price per share of each Fund, including each class of shares with respect to the Utility Fund and Equity Fund, is equal to the net asset value per share. However, Class C shares of the Utility Fund and Equity Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Utility Fund and Equity Fund and annually to shareholders of the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund and Equity Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and Aggressive Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of March 31, 1998:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation..................   $ 19,000,168    $ 12,718,395    $ 9,124,199    $ 4,708,202
Gross unrealized depreciation..................             --       (313,976)   (1,011,970 )    (452,786 )
                                                  ------------   --------------  -------------  -------------
Net unrealized appreciation....................   $ 19,000,168    $ 12,404,419    $ 8,112,229    $ 4,255,416
                                                  ------------   --------------  -------------  -------------
Federal income tax cost........................   $ 26,035,278    $ 29,761,358    $20,435,726    $11,208,150

                                                  ------------   --------------  -------------  -------------
-----------------------------------------------------------------------------------------------------------------------------------

As of March 31, 1998, the Aggressive Growth Fund had capital loss carryforwards for federal income tax purposes of $114,898. The Fund intends to utilize these capital loss carryforwards in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Reclassification of capital accounts -- For the period ended March 31, 1998, the Growth/Value Fund reclassified $142,314 of its $146,022 net investment loss against accumulated net realized gains from security transactions and $3,708 against paid-in capital on the Statements of Assets and Liabilities. The Aggressive Growth Fund reclassified its entire $142,331 net investment loss against paid-in capital. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the periods ended March 31, 1998:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------

Purchases of investment securities.............   $         --    $ 15,209,475    $ 9,782,142    $ 5,177,534
                                                  ============   ==============  =============  =============
Proceeds from sales and maturities of investment
securities                                        $  4,177,640    $  1,678,969    $10,444,800    $ 3,361,596
                                                  ============   ==============  =============  =============
-----------------------------------------------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES
The Chairman and the President of the Trust are also officers of Countrywide Financial Services, Inc., whose subsidiaries include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

MANAGEMENT AGREEMENTS
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Utility Fund and Equity Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. The Adviser (not the Funds) pays Mastrapasqua a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.60% of each Fund's respective average daily net assets up to $50 million; 0.50% of such net assets from $50 million to $100 million; 0.40% of such net assets from $100 million to $200 million; and 0.35% of such net assets in excess of $200 million.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Growth/Value Fund and Aggressive Growth Fund to 1.95% of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from each of the Utility Fund and Equity Fund and $2,000 from each of the Growth/Value Fund and Aggressive Growth Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $3,922, $2,156, $6,482 and $6,558 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund, respectively, for the periods ended March 31, 1998. In addition, the Adviser collected $1,756 and $957 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund and Equity Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

PRIOR AFFILIATE AGREEMENTS
Prior to August 30, 1997, the investment adviser of the Growth/Value Fund and Aggressive Growth Fund was Trans Financial Bank, N.A.; Forum Financial Corp. served as the transfer agent and dividend disbursing agent and performed portfolio accounting services; Forum Financial Services, Inc. acted as distributor of each Fund's shares; and Forum Administrative Services, LLC supervised the administration of all aspects of each Fund's operations. Contractual amounts paid by the Funds for the performance of these services are reflected in each Fund's Statement of Operations for the year ended August 31, 1997. As of March 31, 1998, Trans Financial Bank, N.A. was a significant shareholder of record of the Growth/Value Fund and Aggressive Growth Fund.


5.  CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in
Net Assets are the result of the following capital share transactions for the periods shown:
------------------------------------------------------------------------------------------------------------------------------------
                                                             Utility                        Equity
                                                              Fund                           Fund
                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1998           1997            1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold....................................        441,718         295,396      1,675,833        562,866
Shares issued in reinvestment of distributions
   to shareholders.............................        105,777         104,692         22,496         11,085
Shares redeemed................................       (914,263)       (802,704)      (808,858 )     (168,288)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in shares outstanding..      (366,768)       (402,616)        889,471        405,663
Shares outstanding, beginning of year..........     2,900,247       3,302,863       1,088,598        682,935
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................     2,533,479      2,900,247       1,978,069       1,088,598
                                                  ============   ==============  =============  =============

CLASS C
Shares sold....................................        23,316         79,210         23,254         50,018
Shares issued in reinvestment of distributions
   to shareholders.............................         7,595          7,261          1,642            930
Shares redeemed................................       (65,381)      (138,592)       (26,402)       (45,330)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in shares outstanding..       (34,470)       (52,121)        (1,506)          5,618
Shares outstanding, beginning of year..........       249,358        301,479        201,191         195,573
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................       214,888        249,358        199,685         201,191
                                                  ============   ==============  =============  =============

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Growth/Value                   Aggressive Growth
                                                            Fund                             Fund
                                           Seven Months   Year      Period  Seven Months   Year       Period
                                               Ended      Ended      Ended      Ended      Ended       Ended
                                             March 31,  Aug.  31,  Aug. 31,   March 31,  Aug. 31,    Aug. 31,
                                               1998       1997       1996       1998       1997        1996

-----------------------------------------------------------------------------------------------------------------------------------
Shares sold................................   392,494    751,684   1,408,416   304,821   418,585       668,440
Shares issued in reinvestment of
   distributions to shareholders...........    23,529     16,584         --         --       376            --
Shares redeemed............................  (343,315 ) (434,401)   (57,598 ) (183,404  )(158,580 )    (70,133)
                                            ---------- ----------  ---------  ---------  ---------    ---------
Net increase in shares outstanding.........    72,708    333,867  1,350,818    121,417    260,381       598,307
Shares outstanding, beginning of period....  1,684,685 1,350,818         --    858,688    598,307           --
                                            ---------- ----------  ---------  ---------  ---------   ---------
Shares outstanding, end of period..........  1,757,393 1,684,685  1,350,818    980,105    858,688      598,307
                                            ---------- ----------  ---------  ---------  ---------  ---------

-----------------------------------------------------------------------------------------------------------------------------------


6. AGREEMENT AND PLAN OF REORGANIZATION
The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. (Trans Adviser), an open-end management investment company incorporated under the laws of the State of Maryland. Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on August 29, 1997, succeeded to the assets and liabilities of a series of Trans Adviser with the same name (the Predecessor Fund). The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical.

For federal income tax purposes, the reorganization of the Growth/Value Fund and Aggressive Growth Fund qualifies as a tax-free reorganization with no tax consequences to either Fund, its Predecessor Fund or their shareholders. In connection with the reorganization, the fiscal year-end of each Fund, subsequent to August 31, 1997 has been changed from August 31 to March 31.



UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
===================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 93.0%                                                            Shares             Value

-----------------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 44.5%
Baltimore Gas & Electric Co..............................................           50,050     $   1,636,009
Central Louisiana Electric...............................................           30,000         1,027,500
Cinergy Corp.............................................................           50,000         1,850,000
CMS Energy Corp..........................................................           60,000         2,816,250
DPL, Inc.................................................................           75,000         1,462,500
Duke Power Co............................................................           42,000         2,501,625
FPL Group, Inc...........................................................           45,000         2,891,250
Kansas City Power & Light Co.............................................           60,000         1,890,000
Northern States Power Co.................................................           38,000         2,242,000
Scana Corp...............................................................           70,000         2,165,625
                                                                                              ---------------
                                                                                                $ 20,482,759
                                                                                              ---------------
TELECOMMUNICATIONS -- 33.2%
Ameritech Corp...........................................................           70,000     $   3,460,625
AT&T Corp................................................................           30,000         1,968,750
Bell Atlantic Corp.......................................................           25,000         2,562,500
BellSouth Corp...........................................................           50,000         3,378,125
GTE Corp.................................................................           45,000         2,694,375
Lucent Technologies, Inc.................................................            9,722         1,243,201
                                                                                              ---------------
                                                                                               $  15,307,576
                                                                                              ---------------
GAS COMPANIES -- 10.5%
MCN Corp.................................................................           70,000     $   2,616,250
Oneok, Inc...............................................................           25,000         1,018,750
Wicor, Inc...............................................................           25,000         1,209,375
                                                                                              ---------------
                                                                                               $   4,844,375
                                                                                              ---------------
WATER COMPANIES -- 4.8%
American Water Works, Inc................................................           70,000     $   2,209,375
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $23,947,380)...................................                      $  42,844,085
                                                                                              ---------------

===================================================================================================================================
                                                                                   Par             Market
CORPORATE BONDS -- 4.8%                                                            Value             Value

-----------------------------------------------------------------------------------------------------------------------------------
Dayton Power & Light Co., 8.40%, 12/01/22................................     $  1,000,000     $   1,067,646
New York Telephone Co., 9.375%, 7/15/31..................................        1,000,000         1,123,715
                                                                             --------------   ---------------

TOTAL CORPORATE BONDS (Amortized Cost $2,087,898)........................     $  2,000,000     $   2,191,361
                                                                             ==============   ---------------

TOTAL INVESTMENT SECURITIES-- 97.8% (Amortized Cost $26,035,278).........                      $  45,035,446
                                                                                               -------------


UTILITY FUND (continued)
====================================================================================================================================
                                                                                  Face             Market
REPURCHASE AGREEMENTS(1) -- 2.0%                                                   Value             Value

-----------------------------------------------------------------------------------------------------------------------------------
Dean Witter Reynolds, Inc., 5.50%, dated 3/31/98, due 4/01/98,
   repurchase proceeds $925,141..........................................     $    925,000     $     925,000
                                                                              =============    ---------------

TOTAL INVESTMENT SECURITIES AND REPURCHASE
   AGREEMENTS-- 99.8% ...................................................                      $  45,960,446

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% ............................                             98,945
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $ 46,059,391
                                                                                              ===============

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 87.0%                                                            Shares            Value

-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER, NON-CYCLICAL -- 29.6%
Albertson's, Inc.........................................................           15,000     $     789,375
Johnson & Johnson........................................................           12,000           879,750
Merck & Co., Inc.........................................................           10,000         1,283,750
Newell Co................................................................           25,000         1,210,937
PepsiCo, Inc.............................................................           25,000         1,067,188
Pfizer, Inc..............................................................           20,000         1,993,750
Procter & Gamble Co......................................................           20,000         1,687,500
Sara Lee Corp............................................................           17,000         1,047,625
Schering-Plough Corp.....................................................           12,000           980,250
United Healthcare Corp...................................................           24,000         1,554,000
                                                                                              ---------------
                                                                                                $  12,494,125
                                                                                              ---------------
FINANCIAL SERVICES -- 16.2%
AFLAC, Inc...............................................................           20,000     $   1,265,000
American General Corp....................................................            8,600           556,313
American International Group.............................................           11,000         1,385,312
Bank of New York Co., Inc................................................           22,000         1,381,875
Freddie Mac..............................................................           30,000         1,423,125
Norwest Corp.............................................................           20,000           831,250
                                                                                              ---------------
                                                                                               $   6,842,875
                                                                                              ---------------
CONSUMER, CYCLICAL -- 12.6%
Gap, Inc.................................................................           30,000     $   1,350,000
Mattel, Inc..............................................................           30,000         1,188,750
McDonald's Corp..........................................................           23,000         1,380,000
The Walt Disney Co.......................................................           13,000         1,387,750
                                                                                              ---------------
                                                                                               $   5,306,500
                                                                                              ---------------
INDUSTRIAL -- 8.6%
Deere & Co...............................................................           18,000     $   1,114,875
Diebold, Inc.............................................................           20,000           880,000
Emerson Electric Co......................................................           17,000         1,108,188
Millipore Corp...........................................................           15,000           521,250
                                                                                              ---------------
                                                                                              $    3,624,313
                                                                                              ---------------
TECHNOLOGY -- 8.4%
Compaq Computer Corp. ...................................................           40,000     $   1,035,000
Hewlett-Packard Co.......................................................           10,000           633,750
Intel Corp...............................................................           10,000           780,625
Loral Space & Communications* ...........................................           11,000           307,312
Lucent Technologies, Inc.................................................            1,944           248,589
Motorola, Inc............................................................            9,000           545,625
                                                                                              ---------------
                                                                                               $   3,550,901
                                                                                              ---------------
ENERGY -- 8.2%
Apache Corp..............................................................           35,000     $   1,286,250
Baker Hughes, Inc........................................................           25,000         1,006,250
Enron Corp...............................................................           25,000         1,159,375
                                                                                              ---------------
                                                                                               $   3,451,875
                                                                                              ---------------
CONGLOMERATES -- 3.4%
General Electric Co......................................................           17,000     $   1,465,188
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $24,331,358)...................................                      $  36,735,777
                                                                                              ---------------

EQUITY FUND (continued)
====================================================================================================================================
                                                                                   Par             Market
U.S. GOVERNMENT AGENCY ISSUES-- 12.9%                                             Value             Value

-----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Discount Note, 4/01/98
(Amortized Cost $5,430,000)                                                  $   5,430,000     $     5,430,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 99.9% (Amortized Cost $29,761,358).........                      $  42,165,777

OTHER ASSETS IN EXCESS OF LIABILITIES--  0.1% ...........................                             32,219
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  42,197,996
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.



GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 99.6%                                                            Shares             Value

-----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE -- 28.2%
AmeriSource Health Corp. - Class A*......................................           10,000     $     601,250
Amgen, Inc.*.............................................................            8,000           487,000
Becton, Dickinson and Co.................................................            5,000           340,313
Beverly Enterprises, Inc.*...............................................           20,000           266,250
Bristol-Myers Squibb Co..................................................            8,000           834,500
Columbia/HCA Healthcare Corp.............................................           17,000           548,250
Health Management Associates, Inc. - Class A*............................           11,250           322,031
Integrated Health Services, Inc..........................................           12,000           471,750
Manor Care, Inc..........................................................           15,000           555,000
PharMerica, Inc.*........................................................           34,702           516,192
PhyCor, Inc.*............................................................           15,000           338,438
Quorum Health Group, Inc.*...............................................           11,250           378,281
Schering-Plough Corp.....................................................           20,000         1,633,750
Sybron International Corp.*..............................................           30,000           783,750
                                                                                              ---------------
                                                                                               $   8,076,755
                                                                                              ---------------
FINANCIAL SERVICES -- 20.6%
Ace, Ltd.................................................................           30,000     $   1,130,625
Capital One Financial Corp...............................................           24,500         1,932,437
Centura Banks, Inc.......................................................           10,000           712,500
Chase Manhattan Corp.....................................................            7,500         1,011,563
First Republic Bank*.....................................................            7,500           270,000
Mid Ocean Ltd............................................................            7,000           542,500
Penncorp Financial Group, Inc............................................           11,000           317,625
                                                                                              ---------------
                                                                                               $   5,917,250
                                                                                              ---------------
TECHNOLOGY -- 16.2%
EMC Corp.*...............................................................           14,000     $     529,375
International Business Machines Corp.....................................            7,000           727,125
Novell, Inc.*............................................................           50,000           535,938
Oracle Corp.*............................................................           22,500           710,156
QLogic Corp.*............................................................           12,500           443,750
Sun Microsystems, Inc.*..................................................           20,000           834,375
VERITAS Software Corp.*..................................................            4,000           236,500
Western Digital Corp.*...................................................           35,000           614,687
                                                                                              ---------------
                                                                                               $   4,631,906
                                                                                              ---------------
ENERGY -- 15.1%
Anadarko Petroleum Corp..................................................           10,600     $     731,400
Baker Hughes, Inc........................................................           15,000           603,750
Barrett Resources Corp.*.................................................           10,000           349,375
Halter Marine Group, Inc.*...............................................           21,000           333,375
McDermott International, Inc.............................................           10,000           413,125
Pride International, Inc.*...............................................           24,500           584,937
Schlumberger, Ltd........................................................           12,000           909,000
Stone Energy Corp.*......................................................           10,000           390,625
                                                                                              ---------------
                                                                                               $   4,315,587
                                                                                              ---------------

GROWTH/VALUE FUND (continued)
====================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 99.6% (continued)                                                Shares             Value

-----------------------------------------------------------------------------------------------------------------------------------
RETAIL -- 5.7%
International Home Foods, Inc.*..........................................            5,000     $     166,250
Safeway, Inc.*...........................................................           15,000           554,063
Walgreen Co..............................................................            4,600           161,863
Wal-Mart Stores, Inc.....................................................           15,000           762,187
                                                                                              ---------------
                                                                                               $   1,644,363
                                                                                              ---------------
ENTERTAINMENT -- 5.5%
Carnival Corp. - Class A.................................................           12,500     $     871,875
Host Marriott Corp.*.....................................................           15,000           284,063
Promus Hotel Corp.*......................................................            9,250           441,687
                                                                                              ---------------
                                                                                               $   1,597,625
                                                                                              ---------------
UTILITIES -- 3.3%
The Williams Companies, Inc..............................................           30,000     $     960,000
                                                                                              ---------------

TELECOMMUNICATIONS -- 2.5%
Sprint Corp..............................................................           10,500     $     710,719
                                                                                              ---------------

ENVIRONMENTAL -- 1.5%
U.S. Filter Corp.*.......................................................            7,500     $     263,438
Waste Management, Inc....................................................            5,000           154,062
                                                                                              ---------------
                                                                                               $     417,500
                                                                                              ---------------
TRANSPORTATION -- 1.0%
MotivePower Industries, Inc.*............................................           10,000     $     276,250
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $20,435,726)...................................                      $  28,547,955
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.4% ............................                            101,298
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  28,649,253
                                                                                              ---------------

* Non-income producing security.

See accompanying notes to financial statements.



AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 98.9%                                                            Shares             Value

------------------------------------------------------------------------------------------------------------------------------------


HEALTH CARE -- 31.8%
Alternative Living Services, Inc.*.......................................           10,000     $     331,250
AmeriSource Health Corp. - Class A*......................................            7,500           450,937
Amgen, Inc.*.............................................................            6,200           377,425
Atria Communities, Inc.*.................................................           20,000           385,000
Captial Senior Living Corp.*.............................................           17,000           235,875
Columbia/HCA Healthcare Corp.............................................           12,000           387,000
Health Management Associates, Inc. - Class A*............................           15,000           429,375
Integrated Health Services, Inc..........................................            8,000           314,500
Manor Care, Inc..........................................................           10,000           370,000
PharMerica, Inc.*........................................................           31,850           473,769
PhyCor, Inc.*............................................................            1,500            33,844
Quorum Health Group, Inc.*...............................................            7,500           252,188
Sun Healthcare Group, Inc.*..............................................            5,000            93,125
Sunrise Assisted Living, Inc.*...........................................            6,000           268,500
Sybron International Corp.*..............................................           20,000           522,500
                                                                                              ---------------
                                                                                               $   4,925,288
                                                                                              ---------------
TECHNOLOGY -- 24.1%
EMC Corp.*...............................................................            6,000     $     226,875
Novell, Inc.*............................................................           55,000           589,531
Oracle Corp.*............................................................           11,250           355,078
QLogic Corp.*............................................................           12,500           443,750
Semtech Corp.*...........................................................           24,000           612,000
SMART Modular Technologies, Inc.*........................................           30,000           684,375
Sun Microsystems, Inc.*..................................................           10,000           417,188
VERITAS Software Corp.*..................................................            1,000            59,125
Western Digital Corp.*...................................................           20,000           351,250
                                                                                              ---------------
                                                                                               $   3,739,172
                                                                                              ---------------
ENERGY -- 13.8%
Anadarko Petroleum Corp..................................................            4,600     $     317,400
Domain Energy Corp.*.....................................................           10,000           140,000
Halter Marine Group, Inc.*...............................................            9,750           154,781
McDermott International, Inc.............................................            7,000           289,187
Pride International, Inc.*...............................................           15,000           358,125
St. Mary Land & Exploration Co...........................................            5,000           191,094
Stone Energy Corp.*......................................................            7,500           292,969
Tuboscope, Inc.*.........................................................           10,000           190,000
Vintage Petroleum, Inc...................................................           10,000           210,000
                                                                                              ---------------
                                                                                               $   2,143,556
                                                                                              ---------------
FINANCIAL SERVICES -- 12.4%
Ace, Ltd.................................................................           18,000     $     678,375
Capital One Financial Corp...............................................           10,000           788,750
First Republic Bank*.....................................................            3,000           108,000
Horace Mann Educators Corp...............................................            5,000           175,625
Penncorp Financial Group, Inc............................................            6,000           173,250
                                                                                              ---------------
                                                                                               $   1,924,000

                                                                                             ---------------
AGGRESSIVE GROWTH FUND (continued)
====================================================================================================================================
                                                                                                   Market
COMMON STOCKS -- 98.9% (continued)                                                Shares             Value

-----------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 6.9%
Carnival Corp. - Class A.................................................            5,000     $     348,750
Host Marriott Corp.*.....................................................           15,000           284,063
Promus Hotel Corp.*......................................................            9,250           441,687
                                                                                              ---------------
                                                                                               $   1,074,500
                                                                                              ---------------
RETAIL -- 3.8%
Food Lion, Inc. - Class A................................................           15,000     $     160,312
International Home Foods, Inc.*..........................................            5,000           166,250
Walgreen Co..............................................................            7,400           260,388
                                                                                              ---------------
                                                                                               $     586,950
                                                                                              ---------------
UTILITIES -- 2.9%
Hagler Bailly, Inc.*.....................................................            5,000     $     125,000
The Williams Companies, Inc..............................................           10,000           320,000
                                                                                              ---------------
                                                                                               $     445,000
                                                                                              ---------------
TELECOMMUNICATIONS -- 2.3%
Sprint Corp..............................................................            5,200     $     351,975
                                                                                              ---------------

TRANSPORTATION -- 0.9%
MotivePower Industries, Inc.*............................................            5,000     $     138,125
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $11,073,150) ..................................                      $  15,328,566
                                                                                              ---------------


====================================================================================================================================
                                                                                   Par             Market
U.S. GOVERNMENT AGENCY ISSUES-- 0.9%                                              Value             Value

------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Discount Note, 4/01/98
(Amortized Cost $135,000)                                                    $   135,000       $     135,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 99.8% (Amortized Cost $11,208,150).........                      $  15,463,566

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% ............................                             31,798
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  15,495,364
                                                                                              ---------------

* Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------



ARTHUR ANDERSEN LLP



To the Shareholders and Board of Trustees of Countrywide Strategic Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Countrywide Strategic Trust (comprising, respectively, the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund) as of March 31, 1998, and (i) for the Utility Fund and Equity
Fund the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon and (ii) for the Growth/Value Fund and Aggressive Growth Fund the related statements of operations, statements of changes in net assets and the financial highlights for the seven-month period ended March 31, 1998 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Growth/Value Fund and Aggressive Growth Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence suppporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Countrywide Strategic Trust as of March 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
April 24, 1998

PART C.         OTHER INFORMATION
------          -----------------
Item 24.          Financial Statements and Exhibits
-------           ---------------------------------

            (a) (i)               Financial Statements included in Part A:

                                  Financial Highlights

                 (ii)             Financial Statements included in Part B:
                                  Statements of Assets and Liabilities, March
                                  31, 1998

                                  Statements of Operations For the Year Ended
                                  March 31, 1998

                                  Statements of Changes in Net Assets For the
                                  Years Ended March 31, 1998 and 1997

                                  Financial Highlights

                                  Notes to Financial Statements, March 31, 1998

                                  Portfolio of Investments, March 31, 1998


             (b) Exhibits:

                    (1)(i) Registrant's Restated Agreement and Declaration of Trust is filed herewith.

                       (ii) Amendment No. 1, dated May 24, 1994, to Registrant's Restated Agreement and Declaration of Trust is filed herewith.

                      (iii)       Amendment  No. 2, dated  February 28, 1997,
                                  to  Registrant's   Restated  Agreement  and
                                  Declaration of Trust is filed herewith.

                      (iv)        Amendment  No. 3, dated August 11, 1997, to
                                  Registrant's    Restated    Agreement   and
                                  Declaration of Trust is filed herewith.

                (2)   (i)         Registrant's Bylaws are filed herewith.

                     (ii) Amendments to Registrant's Bylaws adopted July 17, 1984 are filed herewith.

                    (iii) Amendment to Registrant's Bylaws adopted April 5, 1989 are filed herewith.

                 (3)              Voting Trust Agreements - None.

                 (4)              Specimen Share Certificate - None.

                 (5)


                            (i)   Registrant's Management Agreement with
                                  Countrywide Investments, Inc. for the
                                  Utility Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                           (ii)   Registrant's   Management   Agreement  with
                                  Countrywide   Investments,   Inc.  for  the
                                  Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                          (iii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Growth/Value Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                           (iv) Registrant's Management Agreement with Countrywide Investments, Inc. for the Aggressive Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.


                           (v) Subadvisory Agreement between Countrywide Investments, Inc. and Mastrapasqua & Associates, Inc. for the Growth/Value Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                          (vi) Subadvisory Agreement between Countrywide Investments, Inc. and Mastrapasqua & Associates, Inc. for the Aggressive Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.


                      (6)(i) Registrant's Underwriting Agreement with Countrywide Investments, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                            (ii) Form of Underwriter's Dealer Agreement is filed herewith.

                     (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

                     (8)(i) Custody Agreement with The Fifth Third Bank, the Custodian for the Utility Fund and the Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                                  31, is hereby incorporated by reference.

                        (ii) Custody Agreement with Star Bank, the Custodian for the Growth/Value Fund and the Aggressive Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 35, is hereby incorporated by reference.

                     (9)(i) Registrant's Accounting and Pricing Services Agreement with Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 35, is hereby incorporated by reference.

                        (ii) Registrant's Transfer, Dividend Disbursing, Shareholder Service and Plan Agency
                                  Agreement with Countrywide Fund Services,
                                  Inc., which was filed as an Exhibit to
                                  Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                        (iii) Administration Agreement between Countrywide Investments, Inc. and Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 35, is hereby incorporated by reference.

                         (iv) License Agreement with Countrywide Credit Industries, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                    (10) Opinion and Consent of Counsel, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                    (11) Consent of Independent Auditors is filed herewith.

                    (12)          Financial Statements Omitted from Item 23 -
                                  None.

                    (13) Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                    (14)(i) Copy of Midwest Group Individual Retirement Account Plan, including Schedule of Fees, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 22, is hereby incorporated by reference.

                            (ii)  Copy  of   Midwest   Group   403(b)   Plan,
                                  including Schedule of Fees, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 22, is hereby incorporated by reference.

                           (iii) Copy of the Midwest Group Prototype Defined Contribution Plan, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 19, is hereby incorporated by reference.

                       (15)(i) Registrant's Plans of Distribution Pursuant to Rule 12b-1, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 32, are hereby incorporated by reference.

                            (ii) Form of Administration Agreement with respect to the administration of shareholder accounts is filed herewith.

                        (16) Computations of each performance quotation provided in response to Item 22, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 12, are hereby incorporated by reference.

                        (17) Financial Data Schedules for Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund are filed herewith.

                        (18) Amended Rule 18f-3 Plan Adopted with Respect to the Multiple Class Distribution System, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 33, is hereby incorporated by reference.

Item 25.          Persons Controlled by or Under Common Control with the
                  Registrant
                  -------------------------------------------------------
                  None

Item 26.          Number of Holders of Securities (as of June 30, 1998)
-------           -----------------------------------------------------
                  Title of Class                  Number of Record Holders
                  --------------                  ------------------------

                  Utility Fund
                    Class A Shares                                1,701
                    Class C Shares                                  165

                  Equity Fund
                    Class A Shares                                1,229
                    Class C Shares                                  138

                  Growth/Value Fund                                 547

                  Aggressive Growth Fund                            540


Item 27.          Indemnification
-------           ---------------
         (a)      Article  VI  of  the Registrant's  Restated   Agreement  and
                  Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  Section 6.4 Indemnification of Trustees, Officers, etc.
                  ----------- ------------------------------------------
                  The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless
                  (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

                  Section 6.5  Advances of Expenses.
                  -----------  --------------------
                  The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                  Section 6.6  Indemnification Not Exclusive, etc.
                  -----------  -----------------------------------
                  The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         (b) The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its trustees and officers and Countrywide Investments, Inc.
                  (the "Adviser") in its capacity as investment adviser and principal underwriter, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                  The Advisory Agreements and the Subadvisory Agreements provide that the Adviser (or Subadvisor) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser (or Subadvisor) in the performance of its duties or from the reckless disregard by the Adviser (or Subadvisor) of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by the Adviser (or Subadvisor) in defending a proceeding, upon the undertaking by or on behalf of the Adviser (or Subadvisor) to repay the advance unless it is ultimately determined that the Adviser is entitled to indemnification.

                  The Underwriting Agreement with the Adviser provides that the Adviser, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of the Adviser's duties or from the reckless disregard by any of such persons of the Adviser's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 28.          Business and Other Connections of the Investment
                  Advisers
                  ------------------------------------------------
                  A. Countrywide Investments, Inc. (the "Adviser") is a registered investment adviser providing investment advisory services to the Registrant. The Adviser acts as the investment adviser to seven series of Countrywide Tax-Free Trust and six series of Countrywide Investment Trust, both of which are registered investment companies. The Adviser provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

                      The following list sets forth the business and other connections of the directors and executive officers of the Adviser. Unless otherwise noted with an asterisk(*), the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio 45202.

                       *The  address of each  corporation  is 4500 Park  Granada
                        Road, Calabasas, California 91302.

              (1)    Angelo R. Mozilo - Chairman and a Director of the
                     Adviser.

                     (a) Chairman and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust, registered investment companies.

                     (b)      Chairman  and  a  Director  of   Countrywide
                              Financial   Services,   Inc.,   a  financial
                              services company, Countrywide Fund Services,
                              Inc.,   a   registered    transfer    agent,
                              CW Fund Distributors, Inc., a registered broker-dealer, Countrywide Servicing Exchange,* a loan servicing broker, Countrywide Capital
                              Markets, Inc.,* a holding company and Countrywide Securities Corporation*, a registered broker-dealer.

                     (c) Vice Chairman, Director and Chief Executive Officer of Countrywide Credit Industries, Inc.,* a holding company which provides
                              residential    mortgages    and    ancillary
                              financial products and services.

                     (d) A Director of Countrywide Home Loans, Inc.,* a residential mortgage lender, CTC Foreclosure Services Corporation,* a foreclosure trustee, CCM Municipal Services, Inc.,* a tax lien purchaser and Countrywide Field Services Corporation*, a foreclosure property maintenance provider.

                     (e) A Director of LandSafe, Inc.* and Chairman and a director of various Landsafe subsidiaries which provide residential mortgage title and closing services.

            (2)      Robert H.  Leshner - President  and a Director of the
                     Adviser.

                     (a) President and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

                     (b) President and a Director of Countrywide Financial Services, Inc.

                     (c)      Vice Chairman and a Director of Countrywide
                              Fund Services, Inc. and CW Fund Distributors, Inc.

            (3)      Andrew S. Bielanski - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Agency,
                              Inc.* and Countrywide Insurance Services, Inc.,* insurance agencies.

                     (b) Managing Director - Marketing of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

            (4)      Thomas H. Boone - A Director of the Adviser.

                     (a)      A   Director   of   Countrywide    Financial
                              Services,  Inc.,  Countrywide Fund Services,
                              Inc., CW Fund Distributors, Inc., Countrywide Agency, Inc.,* Countrywide Tax Services Corporation,* a residential mortgage tax service provider, Countrywide Lending Corporation,* a lending institution, Countrywide Agency, Inc., Countrywide Insurance Agency of Massachusetts*, and Countrywide Insurance Services, Inc.

                     (b) Managing Director - Portfolio Services of Countrywide Credit Industries,
                              Inc. and Managing Director - Chief Loan
                              Administration Officer of Countrywide Home
                              Loans, Inc.

                     (c) A Director and Executive Vice President of CWABS, Inc.,* an asset-backed securities issuer and CWMBS, Inc.,* a mortgage-backed securities issuer.

                     (d)      CEO  and  a  Director  of  CTC   Foreclosure
                              Services Corporation.

                     (e) Chairman and Chief Executive Officer of Countrywide Field Services Corporation.

                     (f) Chairman and Director of Countrywide Realty Partners, Inc.,* a real estate marketing firm.

           (5)      Marshall M. Gates - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Agency, Inc. and Countrywide Insurance Services, Inc.

                     (b) Managing Director - Developing Markets of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                     (c) President and a Director of Second Charter Reinsurance Corporation,* a mortgage, property and casualty reinsurance agency and Charter Reinsurance Corporation,* a mortgage reinsurance agency.

                     (d) Chief Operating Officer and Director of Landsafe, Inc. and various LandSafe subsidiaries.

            (6) William E. Hortz - Executive Vice President and Director of Sales of the Adviser.

                     (a) Executive Vice President of Countrywide Financial Services, Inc. and Countrywide Fund Services, Inc.

                     (b)      President of Peregrine Asset Management (USA),
                              4 Embarcadero Center, San Francisco, California, 94111, an investment adviser until 1998.

            (7) Maryellen Peretzky - Senior Vice President and Chief Operating Officer of the Adviser.

                     (a) Senior Vice President-Administration of Countrywide Financial Services, Inc. and Countrywide Fund Services, Inc.

                     (b)      Vice President of CW Fund Distributors, Inc.

                     (c) Assistant Secretary of The Gannett Welsh & Kotler Funds, Firsthand Funds and the Dean Family of Funds.

             (8) John J. Goetz - First Vice President and Chief Investment Officer- Tax-Free Fixed Income of the Adviser.

                     (a) Vice President of Countrywide Financial Services, Inc. until February 1997.

             (9) Susan F. Flischel - First Vice President and Chief Investment Officer - Equity of the Adviser

            (10) Margaret D. Weinblatt - First Vice President and Chief Investment Officer - Taxable Fixed Income and Pension of the Adviser

                     (a) President and Chief Investment Officer of Copernicus Asset Management, Ltd., 730 Fifth Avenue, 9th Floor, New York, New York, an investment adviser until 1998.

            (11) Sharon L. Karp - First Vice President-Marketing of the Adviser.

                     (a) Vice President of Countrywide Financial Services, Inc. until February 1997.

            (12)     John F. Splain - Secretary and General Counsel of the
                     Adviser.

                     (a) First Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

                     (b) Secretary and General Counsel of Countrywide Financial Services, Inc.

                     (c) Secretary of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Maplewood Investment Trust, The Thermo Opportunity Fund, Inc., the
                              Wells Family of Real Estate Funds, the Boyar
                              Value Fund and Profit Funds Investment Trust, registered investment companies.

                     (d) Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, Dean Family of Funds,
                              The New  York  State  Opportunity Funds,
                              The Westport Funds, Lake Shore Family of Funds, Bowes Investment Trust, Albermarle Investment Trust and Atalanta/Sosnoff Investment Trust, registered investment companies.

                     (e) Secretary of PRAGMA Investment Trust, a registered investment company, until January 1998.

                     (f) Assistant Secretary of Fremont Mutual Funds, Inc. and Capitol Square Funds, registered investment companies, until September 1997.

                     (g)      Secretary  of  Leeb   Personal   Finance(TM)
                              Investment Trust, a registered investment company, until November 1996.

            (13)     Robert G. Dorsey - Treasurer of the Adviser.

                     (a) President and Treasurer of Countrywide Fund Services, Inc.

                     (b)      President of CW Fund Distributors, Inc.

                     (c) First Vice President-Finance and Treasurer of Countrywide Financial Services, Inc.

                     (d) Vice President of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, Maplewood Investment Trust, The Thermo
                              Opportunity Fund, Inc., Dean Family of Funds,
                              The New York State Opportunity Funds, Wells Family of Real Estate Funds, Lake Shore Family of Funds, Boyar Value Fund, Profit Funds Investment
                              Trust, Bowes Investment Trust and Atalanta/Sosnoff Investment Trust.

                     (e) Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust,
                              The  Gannett  Welsh  &  Kotler  Funds,   The
                              Tuscarora Investment Trust, Firsthand Funds, The Westport Funds and Albermarle Investment Trust.

                     (f) Vice President of PRAGMA Investment Trust until January 1998.

                     (g) Vice President of Capitol Square Funds and Assistant Vice President of Fremont Mutual Funds, Inc. until September 1997.

                     (h) Vice President of Leeb Personal Finance(TM) Investment Trust until November 1996.

              (14) Terrie A. Wiedenheft - Vice President and Controller of the Adviser.

                     (a) First Vice President and Chief Financial Officer of Countrywide Financial Services, Inc.

                     (b) First Vice President and Controller of Countrywide Fund Services, Inc.

                     (c)      Treasurer of CW Fund Distributors, Inc.

            (15) Scott Weston - Assistant Vice President-Investments of the Adviser.

            B. Mastrapasqua & Associates, Inc. ("Mastrapasqua") is a registered investment adviser providing investment advisory services to institutions and individuals as well as the Growth/Value Fund and the Aggressive Growth Fund. The address of Mastrapasqua and its officers and directors is 814 Church Street, Suite 600, Nashville, Tennessee. The following are officers and directors of
                     Mastrapasqua:

            (1)      Frank Mastrapasqua - Chairman and Chief Executive
                     Officer

                     (a) Chairman of Management Plus Associates, Inc., a sports agency.

            (2)      Thomas A. Trantum - President


Item 29        Principal Underwriters
-------        ----------------------
                  (a) Countrywide Investments, Inc. also acts as underwriter for Countrywide Tax-Free Trust and Countrywide Investment Trust. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

                           *The address is 4500 Park Granada Road, Calabasas, California 91302.

                                                  POSITION           POSITION
                                                    WITH                WITH
                  (b)      NAME                   UNDERWRITER        REGISTRANT
                           -----                  -----------        ----------
                    *      Angelo R. Mozilo         Chairman and      Chairman/
                                                    Director          Trustee

                           Robert H. Leshner        President         President/
                                                    and Director      Trustee

                    *      Andrew S. Bielanski      Director          None

                    *      Thomas H. Boone          Director          None

                    *      Marshall M. Gates        Director          None

                           Maryellen Peretzky       Senior Vice       None
                                                    President &
                                                    Chief Operating
                                                    Officer

                           William E. Hortz         Executive Vice    None
                                                    President &
                                                    Director of Sales

                           John J. Goetz            First Vice        None
                                                    President and
                                                    Chief
                                                    Investment
                                                    Officer - Tax-Free
                                                    Fixed Income

                           Susan F. Flischel        First Vice        None
                                                    President &
                                                    Chief Investment
                                                    Officer - Equity

                          Margaret D. Weinblatt     First Vice        None
                                                    President and
                                                    Chief Investment
                                                    Officer - Taxable
                                                    Fixed Income

                          Sharon L. Karp            First Vice        None
                                                    President-
                                                    Marketing

                           John F. Splain           Secretary and     Secretary
                                                    General Counsel


                           Robert G. Dorsey         Treasurer         Vice
                                                                      President

                           Terrie A. Wiedenheft     First Vice        None
                                                    President
                                                    & Controller


                           Scott Weston             Assistant Vice    None
                                                    President-
                                                    Investments

                    (c)    None

Item 30.            Location of Accounts and Records
-------             --------------------------------
                     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 31.            Management Services Not Discussed in Part A or Part B
-------             -----------------------------------------------------
                     None.

Item 32.            Undertakings
-------             ------------
          (a)       Not Applicable.

          (b)       Not Applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

          (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Massachusetts law and the Agreement and Declaration of Trust of the Registrant or the Bylaws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or
                    controlling   person   of  the   Registrant   in  the
                    successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling
                    person  in  connection  with  the  securities   being
                    registered,   the  Registrant  will,  unless  in  the
                    opinion of its counsel the matter has been settled by
                    controlling   precedent,   submit   to  a  court   of
                    appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          (e) Within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

                       (i) provide such  Petitioning  Shareholders  with
                    access to a list of the names and addresses of all shareholders of the Registrant; or

                       (ii) inform such Petitioning  Shareholders of the
                    approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 31st day of July, 1998.

                                              COUNTRYWIDE STRATEGIC TRUST

                                                    /s/ John F. Splain
                                              By:---------------------------
                                                        John F. Splain,
                                                        Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 31st day of July, 1998.


*ANGELO R. MOZILO                           Chairman
                                            and Trustee

/s/ Robert H. Leshner
---------------------                       President
ROBERT H. LESHNER                           and Trustee


/s/ Mark J. Seger
---------------------                       Treasurer
MARK J. SEGER


*DONALD L. BOGDON, M.D.                     Trustee

*H. JEROME LERNER                           Trustee

*FRED A. RAPPOPORT                          Trustee

*OSCAR P. ROBERTSON                         Trustee

*JOHN F. SEYMOUR, JR.                       Trustee

*SEBASTIANO STERPA                          Trustee

By: /s/ John F. Splain
    ------------------
    JOHN F. SPLAIN
    Attorney-in-Fact*
    July 31, 1998